UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07732

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2020

Date of reporting period: March 31, 2020

ITEM 1.     REPORTS TO STOCKHOLDERS.

MAR    03.31.20

ANNUAL REPORT

ALLIANCEBERNSTEIN

GLOBAL HIGH INCOME FUND

(NYSE: AWF)

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor and your shares are held with our transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences”. You may also call Computershare at (800) 219 4218.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call Computershare at (800) 219 4218. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Closed-end Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AllianceBernstein Global High Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 1

ANNUAL REPORT

May 11, 2020

This report provides management’s discussion of fund performance for AllianceBernstein Global High Income Fund for the annual reporting period ended March 31, 2020. The Fund is a closed-end fund and its shares of common stock trade on the New York Stock Exchange.

The Fund seeks high current income and, secondarily, capital appreciation.

RETURNS AS OF MARCH 31, 2020 (unaudited)

	6 Months	12 Months

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND (NAV)	-15.47%	-11.18%

Primary Benchmark: Bloomberg Barclays Global High Yield Index (USD hedged)	-11.93%	-9.22%

Blended Benchmark: 33% JPM GBI-EM / 33% JPM EMBI Global / 33% Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	-10.38%	-6.45%

The Fund’s market price per share on March 31, 2020 was $9.26. The Fund’s NAV per share on March 31, 2020 was $10.74. For additional financial highlights, please see pages 113-114.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Bloomberg Barclays Global High Yield Index (USD hedged), as well as its blended benchmark for the six- and 12-month periods ended March 31, 2020. The blended benchmark is composed of equal weightings of the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated), the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”) and the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index.

During the 12-month period, the Fund underperformed its primary and blended benchmarks. Security selection detracted the most, relative to the primary benchmark, as losses in US high-yield bonds, commercial mortgage-backed securities (“CMBS”) and asset-backed securities exceeded gains in emerging-market sovereign bonds. Sector allocation losses in credit default swaps, US high yield and agency risk-sharing securities were partially offset by sector allocation gains in US Treasuries, CMBS, US investment-grade corporates and asset-backed securities. Yield-curve positioning in the US, along with country gains from off-benchmark exposures in Brazil, Egypt and Colombia, and an underweight to the eurozone added to performance. Currency decisions did not have a meaningful impact on returns during the period.

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During the six-month period, the Fund underperformed its primary and blended benchmarks. Security selection detracted the most, primarily from losses in CMBS, US high-yield and investment-grade bonds and asset-backed securities. Sector allocation losses in credit default swaps, agency risk-sharing securities and US high yield were partially offset by sector allocation gains in US Treasuries, CMBS, US investment-grade corporates, emerging-market sovereigns and asset-backed securities. Currency decisions were a minor detractor, as gains from exposure to the Egyptian pound were offset by positions in the Argentine peso and Brazilian real. Yield-curve positioning in the US, along with country gains from off-benchmark exposures in Brazil, Indonesia, Russia, Egypt and Colombia added to performance.

During both periods, the Fund utilized Treasury futures, interest rate swaps and interest rate swaptions, both written and purchased, to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure as well as to manage active currency risk. Credit default swaps were used to hedge credit risk and as a tool to effectively gain exposure to specific sectors. Variance swaps were utilized as tail hedges to hedge against flight-to-quality tail events. Total return swaps were used to take active credit risk. The utilization of leverage on behalf of the Fund detracted from returns, relative to the benchmark. As the benchmark generated negative returns over both periods, the utilization of leverage also detracted from the Fund’s absolute returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were mixed over the 12-month period ended March 31, 2020. In July, the US Federal Reserve (the “Fed”) began a series of three 25-basis-point (b.p.) interest rate cuts due to slowing global growth concerns. The European Central Bank followed suit in September by lowering interest rates 10 b.p., primarily due to falling exports to China. Central bankers in numerous other developed and emerging markets also lowered interest rates. The UK’s exit from the European Union and a US-China trade truce in January led markets higher until investor sentiment turned decidedly negative due to the spread of COVID-19. Investor fear led to an unprecedented flight to quality as credit spreads on risk assets quickly widened to levels not seen since the 2008–2009 global financial crisis.

The market rout was met by monetary and fiscal policy action that was swift, large in scope and broad. The Fed lowered interest rates 150 b.p. to zero, and most other major central banks followed suit with substantial rate cuts. Developed-market treasury returns were positive and the best performers in the sudden mid-March exodus away from risk assets. Investment-grade corporate bonds also posted positive results. High-yield bonds had negative returns for the period, primarily during the March sell-off. Emerging-market returns fell, as sharply lower oil prices impacted emerging-market commodity exporters. The US dollar advanced against

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 3

most developed- and emerging-market currencies except the Swiss franc and the yen, which are also considered safe haven currencies in periods of market stress.

The Fund’s Investment Management Team (the “Team”) seeks to generate high current income and, secondarily, capital appreciation. The Fund is a globally diversified portfolio that takes full advantage of the Team’s best research ideas by pursuing high-income opportunities across all fixed-income sectors. The Fund invests primarily (and without limit) in corporate debt securities from US and non-US issuers, as well as government bonds from both developing and developed countries, including the US. Under normal market conditions, the Fund invests substantially in lower rated bonds, but may also invest in investment-grade and unrated debt securities.

INVESTMENT POLICIES

The Fund invests without limit in securities denominated in non-US currencies as well as those denominated in the US dollar. The Fund may also invest, without limit, in sovereign debt securities issued by emerging and developed nations and in debt securities of US and non-US corporate issuers. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 5-7 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 106-111.

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DISCLOSURES AND RISKS

AllianceBernstein Global High Income Fund

Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds.” Daily NAV and market price information, and additional information regarding the Fund, is available at www.abfunds.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 118-119.

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a fund portfolio. The Bloomberg Barclays Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets, hedged to the US dollar. The JPM® GBI-EM represents the performance of local currency government bonds issued by emerging markets. The JPM EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 5

DISCLOSURES AND RISKS (continued)

actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

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DISCLOSURES AND RISKS (continued)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: As a result of the Fund’s use of leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 7

PORTFOLIO SUMMARY

March 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $926.2

1

All data are as of March 31, 2020. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.6% or less in the following: Governments—Sovereign Bonds, Inflation-Linked Securities, Investment Companies, Local Governments—Regional Bonds, Preferred Stocks, Rights, Warrants and Whole Loan Trusts.

2

All data are as of March 31, 2020. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.7% or less in the following: Angola, Australia, Bahrain, Bermuda, Cameroon, Chile, Costa Rica, Denmark, Ecuador, Egypt, El Salvador, Finland, Gabon, Germany, Ghana, Honduras, Hong Kong, India, Indonesia, Iraq, Ireland, Israel, Ivory Coast, Jamaica, Jordan, Kazakhstan, Kenya, Lebanon, Macau, Mexico, Mongolia, Nigeria, Norway, Oman, Pakistan, Peru, Russia, Senegal, South Africa, Spain, Sri Lanka, Sweden, Trinidad & Tobago, Turkey, Ukraine, United Arab Emirates, Venezuela and Zambia.

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PORTFOLIO OF INVESTMENTS

March 31, 2020

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 32.2%
Industrial – 24.7%
Basic – 2.9%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(a)	U.S.$	140	$124,825
Alcoa Nederland Holding BV 6.125%, 05/15/2028(a)		289	267,465
Arconic Corp. 6.125%, 02/15/2028(a)		334	344,429
Ashland LLC 4.75%, 08/15/2022		48	47,883
Axalta Coating Systems LLC 4.875%, 08/15/2024(a)		516	483,797
Berry Global, Inc. 5.50%, 05/15/2022		345	343,833
CF Industries, Inc. 4.95%, 06/01/2043		620	587,192
5.375%, 03/15/2044		747	710,856
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026		751	769,566
Eldorado Gold Corp. 9.50%, 06/01/2024(a)		1,931	1,888,794
ERP Iron Ore, LLC 9.039%, 12/31/2019(b)(c)(d)(e)(f)(g)		336	286,361
FMG Resources (August 2006) Pty Ltd.
4.50%, 09/15/2027(a)		1,028	929,754
5.125%, 03/15/2023(a)		69	68,866
Freeport-McMoRan, Inc. 5.45%, 03/15/2043		3,414	3,000,890
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/2023(a)		1,290	1,204,661
Hecla Mining Co. 7.25%, 02/15/2028		1,328	1,168,758
Joseph T Ryerson & Son, Inc. 11.00%, 05/15/2022(a)		2,450	2,279,740
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.25%, 05/15/2026(a)	EUR	846	727,794
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(b)(e)(f)(g)(h)	U.S.$	2,857	– 0	–
Novelis Corp. 5.875%, 09/30/2026(a)		1,523	1,507,026
OCI NV 5.00%, 04/15/2023(a)	EUR	1,300	1,348,204
6.625%, 04/15/2023(a)	U.S.$	840	797,461

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 9

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Olin Corp. 5.625%, 08/01/2029	U.S.$	1,187	$1,090,788
Peabody Energy Corp. 6.00%, 03/31/2022(a)		438	304,922
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer 5.125%, 07/15/2023(a)	.	717	710,328
Sealed Air Corp. 6.875%, 07/15/2033(a)		1,257	1,278,638
Smurfit Kappa Treasury Funding DAC 7.50%, 11/20/2025		238	283,726
SPCM SA 4.875%, 09/15/2025(a)		975	919,725
Starfruit Finco BV / Starfruit US Holdco LLC 6.50%, 10/01/2026(a)	EUR	1,010	877,815
Starfruit Finco BV/Starfruit US Holdco LLC 8.00%, 10/01/2026(a)	U.S.$	171	162,136
Valvoline, Inc. 4.25%, 02/15/2030(a)		1,707	1,601,398
WR Grace & Co.-Conn 5.625%, 10/01/2024(a)		386	374,941

			26,492,572

Capital Goods – 2.1%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(d)	EUR	939	797,430
6.50% (6.50% Cash or 7.25% PIK), 06/30/2027(a)(d)	U.S.$	1,039	906,684
Bombardier, Inc. 5.75%, 03/15/2022(a)		932	705,879
7.50%, 12/01/2024-03/15/2025(a)		2,404	1,708,021
7.875%, 04/15/2027(a)		386	262,224
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		25	24,373
Cleaver-Brooks, Inc. 7.875%, 03/01/2023(a)		633	524,418
Colfax Corp. 6.00%, 02/15/2024(a)		194	187,490
6.375%, 02/15/2026(a)		207	199,525
EnerSys 4.375%, 12/15/2027(a)		935	878,925
F-Brasile SpA/F-Brasile US LLC Series XR 7.375%, 08/15/2026(a)		957	928,276
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		1,205	1,066,425

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GFL Environmental, Inc. 5.625%, 05/01/2022(a)	U.S.$	403	$406,023
7.00%, 06/01/2026(a)		651	639,464
8.50%, 05/01/2027(a)		465	467,241
Granite US Holdings Corp. 11.00%, 10/01/2027(a)		507	515,490
Griffon Corp. 5.75%, 03/01/2028(a)		1,760	1,654,170
Jeld-Wen, Inc. 4.625%, 12/15/2025(a)		128	114,455
Liberty Tire Recycling LLC 9.50%, 01/15/2023(b)(g)(h)		643	546,370
Mauser Packaging Solutions Holding Co. 5.50%, 04/15/2024(a)		1,050	965,680
7.25%, 04/15/2025(a)		264	206,738
Moog, Inc. 4.25%, 12/15/2027(a)		373	337,051
Signature Aviation US Holdings, Inc. 4.00%, 03/01/2028(a)		700	632,736
5.375%, 05/01/2026(a)		402	389,434
Stevens Holding Co., Inc. 6.125%, 10/01/2026(a)		141	140,411
Terex Corp. 5.625%, 02/01/2025(a)		262	246,242
TransDigm, Inc. 6.25%, 03/15/2026(a)		556	554,036
6.50%, 07/15/2024		1,529	1,453,946
Triumph Group, Inc. 6.25%, 09/15/2024(a)		135	120,169
7.75%, 08/15/2025		1,462	1,026,802
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	100	100,538
5.50%, 08/15/2026(a)	U.S.$	227	226,425
8.50%, 08/15/2027(a)		382	396,954

			19,330,045

Communications - Media – 3.5%
Altice Financing SA 7.50%, 05/15/2026(a)		1,782	1,732,113
Banijay Entertainment SASU 3.50%, 03/01/2025(a)	EUR	210	208,797
5.375%, 03/01/2025(a)	U.S.$	420	396,428
CCO Holdings LLC/CCO Holdings Capital Corp. 5.00%, 02/01/2028(a)		65	65,253
5.125%, 05/01/2027(a)		551	552,359
5.375%, 05/01/2025(a)		74	75,891
5.75%, 02/15/2026(a)		371	378,916

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 11

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/2027(a)	U.S.$	908	$869,607
CSC Holdings LLC 5.375%, 02/01/2028(a)		1,502	1,544,572
5.50%, 05/15/2026(a)		200	206,680
6.625%, 10/15/2025(a)		274	286,330
7.50%, 04/01/2028(a)		941	1,003,637
10.875%, 10/15/2025(a)		765	827,156
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, 08/15/2026(a)		553	449,147
6.625%, 08/15/2027(a)		442	295,165
DISH DBS Corp. 5.00%, 03/15/2023		830	795,159
5.875%, 11/15/2024		2,291	2,226,919
6.75%, 06/01/2021		333	337,602
Gray Television, Inc. 5.125%, 10/15/2024(a)		987	965,862
iHeartCommunications, Inc. 4.75%, 01/15/2028(a)		60	53,368
5.25%, 08/15/2027(a)		285	249,597
6.375%, 05/01/2026		111	106,174
8.375%, 05/01/2027		202	175,917
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(a)		1,490	1,487,198
Liberty Interactive LLC 3.75%, 02/15/2030(i)		876	456,119
Meredith Corp. 6.875%, 02/01/2026		2,472	2,172,450
National CineMedia LLC 5.875%, 04/15/2028(a)		623	434,423
Netflix, Inc. 4.375%, 11/15/2026		1,502	1,526,265
4.875%, 04/15/2028		1,171	1,191,644
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, 03/15/2030(a)		580	519,386
Radiate Holdco LLC/Radiate Finance, Inc. 6.875%, 02/15/2023(a)		451	406,882
Scripps Escrow, Inc. 5.875%, 07/15/2027(a)		639	570,401
Sinclair Television Group, Inc. 5.50%, 03/01/2030(a)		810	670,262
Sirius XM Radio, Inc. 5.00%, 08/01/2027(a)		390	396,204
5.50%, 07/01/2029(a)		25	25,489

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Summer BC Holdco B SARL 5.75%, 10/31/2026(a)	EUR	1,395	$1,287,350
TEGNA, Inc. 5.00%, 09/15/2029(a)	U.S.$	830	750,303
5.50%, 09/15/2024(a)		162	154,159
Univision Communications, Inc. 5.125%, 05/15/2023-02/15/2025(a)		1,536	1,339,403
UPC Holding BV 5.50%, 01/15/2028(a)		2,223	2,107,787
Virgin Media Receivables Financing Notes I DAC 5.50%, 09/15/2024(a)	GBP	128	154,285
Ziggo Bond Co. BV 5.125%, 02/28/2030(a)	U.S.$	299	288,183
6.00%, 01/15/2027(a)		815	795,888
Ziggo BV 5.50%, 01/15/2027(a)		1,644	1,650,669

			32,187,399

Communications - Telecommunications – 2.4%
Altice France SA/France 7.375%, 05/01/2026(a)		3,462	3,447,366
8.125%, 02/01/2027(a)		465	484,574
C&W Senior Financing DAC 6.875%, 09/15/2027(a)		1,501	1,302,561
7.50%, 10/15/2026(a)		395	348,975
CB T-Mobile USA, Inc. 6.00%, 03/01/2023(b)(c)(f)(g)		743	– 0	–
6.375%, 03/01/2025(b)(c)(f)(g)		655	– 0	–
CenturyLink, Inc. Series T 5.80%, 03/15/2022		78	78,950
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(a)		1,321	1,094,779
DKT Finance ApS 7.00%, 06/17/2023(a)	EUR	506	500,674
9.375%, 06/17/2023(a)	U.S.$	895	856,478
Front Range BidCo, Inc. 4.00%, 03/01/2027(a)		499	481,985
6.125%, 03/01/2028(a)		2,125	2,019,731
Hughes Satellite Systems Corp. 6.625%, 08/01/2026		730	748,107
7.625%, 06/15/2021		1,383	1,409,362
Intelsat Connect Finance SA 9.50%, 02/15/2023(a)		809	313,069
Intelsat Jackson Holdings SA 5.50%, 08/01/2023		1,675	1,095,815

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intrado Corp. 8.50%, 10/15/2025(a)	U.S.$	748	$547,137
Level 3 Financing, Inc. 5.25%, 03/15/2026		164	165,496
5.375%, 08/15/2022-01/15/2024		1,139	1,144,107
Nexstar Broadcasting, Inc. 5.625%, 07/15/2027(a)		596	582,499
Sprint Capital Corp. 8.75%, 03/15/2032		83	109,834
Sprint Corp. 7.25%, 02/01/2028(a)		823	823,000
7.625%, 03/01/2026		184	208,330
7.875%, 09/15/2023		536	589,836
T-Mobile USA, Inc. 4.75%, 02/01/2028		39	40,598
6.00%, 03/01/2023		743	746,979
6.375%, 03/01/2025		655	668,069
Telecom Italia Capital SA 7.20%, 07/18/2036		483	500,384
7.721%, 06/04/2038		1,784	1,876,280

			22,184,975

Consumer Cyclical - Automotive – 1.4%
Allison Transmission, Inc. 5.875%, 06/01/2029(a)		441	419,208
American Axle & Manufacturing, Inc. 6.25%, 04/01/2025		974	790,312
BCD Acquisition, Inc. 9.625%, 09/15/2023(a)		1,456	1,204,950
Cooper-Standard Automotive, Inc. 5.625%, 11/15/2026(a)		850	637,569
Dana Financing Luxembourg SARL 5.75%, 04/15/2025(a)		109	95,204
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		528	422,876
Exide Technologies (Exchange Priority) 11.00% (3.00% Cash and 8.00% PIK), 10/31/2024(b)(d)(g)(h)		3,583	1,469,111
(First Lien) 11.00% (3.00% Cash and 8.00% PIK), 10/31/2024(b)(d)(g)(h)		1,207	422,336
Garrett LX I SARL/Garrett Borrowing LLC 5.125%, 10/15/2026(a)	EUR	949	659,391
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(a)(d)		284	244,652
3.875% (3.875% Cash or 4.625% PIK), 05/15/2027(a)(d)		338	285,132

14 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Meritor, Inc. 6.25%, 02/15/2024	U.S.$	305	$289,438
Navistar International Corp. 6.625%, 11/01/2025(a)		718	606,888
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.
6.25%, 05/15/2026(a)		210	196,967
8.50%, 05/15/2027(a)		1,939	1,691,629
Tenneco, Inc.
5.00%, 07/15/2024(a)	EUR	300	220,477
5.00%, 07/15/2026	U.S.$	2,174	1,363,831
Tesla, Inc. 5.30%, 08/15/2025(a)		599	560,920
Titan International, Inc. 6.50%, 11/30/2023		862	392,678
Truck Hero, Inc. 8.50%, 04/21/2024(a)		1,151	1,041,757

			13,015,326

Consumer Cyclical - Entertainment – 0.3%
AMC Entertainment Holdings, Inc.
5.75%, 06/15/2025		180	76,454
5.875%, 11/15/2026		1,540	641,138
Mattel, Inc. 5.875%, 12/15/2027(a)		802	825,111
6.75%, 12/31/2025(a)		114	116,072
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		1,061	777,021

			2,435,796

Consumer Cyclical - Other – 2.2%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		528	504,178
Beazer Homes USA, Inc. 5.875%, 10/15/2027		419	316,076
6.75%, 03/15/2025		1,228	1,027,703
Boyd Gaming Corp. 4.75%, 12/01/2027(a)		390	322,020
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 4.875%, 02/15/2030(a)		1,097	840,005
6.25%, 09/15/2027(a)		995	864,566
Caesars Entertainment Corp. 5.00%, 10/01/2024(i)		121	128,943
Cirsa Finance International SARL 7.875%, 12/20/2023(a)		778	567,774

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)	U.S.$	1,969	$1,693,231
Forestar Group, Inc. 5.00%, 03/01/2028(a)		411	341,169
8.00%, 04/15/2024(a)		590	592,861
Hilton Domestic Operating Co., Inc. 4.875%, 01/15/2030		25	21,635
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		291	277,034
International Game Technology PLC 6.25%, 02/15/2022(a)		977	878,844
K. Hovnanian Enterprises, Inc. 10.00%, 07/15/2022(a)		352	281,600
KB Home 7.00%, 12/15/2021		536	532,346
7.50%, 09/15/2022		494	490,401
Marriott Ownership Resorts, Inc./ILG LLC Series WI 6.50%, 09/15/2026		1,250	1,077,078
Mattamy Group Corp. 4.625%, 03/01/2030(a)		1,065	925,720
5.25%, 12/15/2027(a)		471	438,087
MGM Resorts International 5.50%, 04/15/2027		668	607,186
5.75%, 06/15/2025		30	26,850
Scientific Games International, Inc. 7.00%, 05/15/2028(a)		172	107,922
7.25%, 11/15/2029(a)		172	109,208
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028(a)		450	387,289
6.125%, 04/01/2025(a)		830	825,793
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 07/15/2026(a)		941	890,640
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		1,785	1,462,717
Taylor Morrison Communities, Inc. 5.75%, 01/15/2028(a)		510	461,673
5.875%, 06/15/2027(a)		628	583,613
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.875%, 04/15/2023(a)		875	840,000
Twin River Worldwide Holdings, Inc. 6.75%, 06/01/2027(a)		657	498,475

16 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wyndham Destinations, Inc. 4.625%, 03/01/2030(a)	U.S.$	839	$646,152
Wyndham Hotels & Resorts, Inc. 5.375%, 04/15/2026(a)		25	21,863
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		45	40,694
5.50%, 03/01/2025(a)		736	684,825
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)		279	257,973

			20,574,144

Consumer Cyclical - Restaurants – 0.2%
1011778 BC ULC/New Red Finance, Inc. 4.375%, 01/15/2028(a)		520	484,322
Golden Nugget, Inc.
6.75%, 10/15/2024(a)		857	539,331
8.75%, 10/01/2025(a)		708	365,422
IRB Holding Corp. 6.75%, 02/15/2026(a)		453	362,978
Yum! Brands, Inc. 7.75%, 04/01/2025(a)		436	459,164

			2,211,217

Consumer Cyclical - Retailers – 1.0%
Asbury Automotive Group, Inc. 4.50%, 03/01/2028(a)		182	155,398
4.75%, 03/01/2030(a)		112	95,836
JC Penney Corp., Inc. 6.375%, 10/15/2036		126	10,150
L Brands, Inc. 5.25%, 02/01/2028		116	89,684
6.75%, 07/01/2036		322	240,860
6.875%, 11/01/2035		1,154	863,326
7.50%, 06/15/2029		107	84,956
7.60%, 07/15/2037		1,000	619,525
Levi Strauss & Co. 5.00%, 05/01/2025		1,150	1,090,109
Murphy Oil USA, Inc. 5.625%, 05/01/2027		69	67,457
PetSmart, Inc. 7.125%, 03/15/2023(a)		1,455	1,371,619
Rite Aid Corp. 7.50%, 07/01/2025(a)		1,462	1,414,939
Sonic Automotive, Inc. 6.125%, 03/15/2027		817	723,620

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Staples, Inc. 7.50%, 04/15/2026(a)	U.S.$	842	$743,487
10.75%, 04/15/2027(a)		1,431	1,098,324
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		639	584,426
William Carter Co. (The) 5.625%, 03/15/2027(a)		410	396,238

			9,649,954

Consumer Non-Cyclical – 3.0%
Air Medical Group Holdings, Inc. 6.375%, 05/15/2023(a)		636	550,733
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, 01/15/2027(a)		615	611,686
4.875%, 02/15/2030(a)		424	423,255
5.75%, 03/15/2025		701	708,207
6.625%, 06/15/2024		1,385	1,406,641
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		767	802,009
Bausch Health Cos., Inc. 5.50%, 03/01/2023-11/01/2025(a)		321	317,590
6.125%, 04/15/2025(a)		507	502,450
7.25%, 05/30/2029(a)		254	263,908
9.00%, 12/15/2025(a)		336	354,051
Catalent Pharma Solutions, Inc. 4.875%, 01/15/2026(a)		416	369,442
CHS/Community Health Systems, Inc. 6.25%, 03/31/2023		1,368	1,300,691
8.125%, 06/30/2024(a)		635	439,146
CVS Health Corp. 3.625%, 04/01/2027		85	86,911
DaVita, Inc. 5.00%, 05/01/2025		1,034	1,032,978
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 07/15/2023-02/01/2025(a)		1,887	1,341,452
Envision Healthcare Corp. 8.75%, 10/15/2026(a)		2,302	569,626
Hadrian Merger Sub, Inc. 8.50%, 05/01/2026(a)		461	344,644
HCA, Inc. 5.875%, 02/15/2026		110	115,703
IQVIA, Inc. 3.25%, 03/15/2025(a)	EUR	782	842,032
Kronos Acquisition Holdings, Inc. 9.00%, 08/15/2023(a)	U.S.$	167	136,898

18 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lamb Weston Holdings, Inc. 4.625%, 11/01/2024(a)	U.S.$	407	$401,416
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 04/15/2025(a)		125	25,425
5.625%, 10/15/2023(a)		311	83,908
MEDNAX, Inc. 5.25%, 12/01/2023(a)		221	179,910
6.25%, 01/15/2027(a)		345	277,107
MPH Acquisition Holdings LLC 7.125%, 06/01/2024(a)		1,118	983,783
Post Holdings, Inc. 4.625%, 04/15/2030(a)		821	785,747
5.00%, 08/15/2026(a)		410	421,720
5.625%, 01/15/2028(a)		798	811,575
Radiology Partners, Inc. 9.25%, 02/01/2028(a)		1,799	1,604,112
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		2,775	2,660,348
Spectrum Brands, Inc.
4.00%, 10/01/2026(a)	EUR	530	535,372
6.125%, 12/15/2024	U.S.$	361	344,125
Sunshine Mid BV 6.50%, 05/15/2026(a)	EUR	823	852,269
Synlab Unsecured Bondco PLC 8.25%, 07/01/2023(a)		700	720,190
Tenet Healthcare Corp.
6.75%, 06/15/2023	U.S.$	1,903	1,757,770
7.00%, 08/01/2025		119	103,583
8.125%, 04/01/2022		682	650,070
US Renal Care Inc. 10.625%, 07/15/2027(a)		791	659,963
Vizient, Inc. 6.25%, 05/15/2027(a)		222	219,671
West Street Merger Sub, Inc. 6.375%, 09/01/2025(a)		1,660	1,447,959

			28,046,076

Energy – 2.1%
Antero Resources Corp. 5.125%, 12/01/2022		484	260,881
Callon Petroleum Co. 8.25%, 07/15/2025		301	54,125
Callon Petroleum, Co. 6.25%, 04/15/2023		296	70,736
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/2020(i)(j)		2,948	589,642

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cheniere Energy Partners LP 4.50%, 10/01/2029(a)	U.S.$	603	$520,892
5.25%, 10/01/2025		730	671,600
CITGO Petroleum Corp. 6.25%, 08/15/2022(a)		286	259,003
Comstock Resources Inc. 7.50%, 05/15/2025(a)		1,015	646,929
Denbury Resources, Inc. 7.75%, 02/15/2024(a)		824	120,557
9.25%, 03/31/2022(a)		384	91,321
Diamond Offshore Drilling, Inc. 7.875%, 08/15/2025		2,725	804,793
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 09/01/2022(c)(f)(k)		1,552	762
7.75%, 05/15/2026(a)(f)(k)		631	99,339
8.00%, 02/15/2025(a)(f)(k)		228	4,346
9.375%, 05/01/2024(a)(f)(k)		887	13,862
EQT Corp. 3.90%, 10/01/2027		1,215	835,062
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 06/15/2024		412	286,918
6.25%, 05/15/2026		222	159,340
6.50%, 10/01/2025		820	592,517
7.75%, 02/01/2028		106	74,207
Global Partners LP/GLP Finance Corp. 7.00%, 08/01/2027		485	362,195
Gulfport Energy Corp.
6.00%, 10/15/2024		481	116,935
6.375%, 05/15/2025-01/15/2026		2,153	465,973
Hess Midstream Operations LP 5.625%, 02/15/2026(a)		1,587	1,138,332
HighPoint Operating Corp. 7.00%, 10/15/2022		227	118,223
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/2025(a)		1,041	488,705
Indigo Natural Resources LLC 6.875%, 02/15/2026(a)		1,095	747,331
Ithaca Energy North Sea PLC 9.375%, 07/15/2024(a)		679	341,707
Nabors Industries Ltd.
7.25%, 01/15/2026(a)		478	161,778
7.50%, 01/15/2028(a)		476	130,102
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/2023		1,455	505,860

20 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nine Energy Service, Inc. 8.75%, 11/01/2023(a)	U.S.$	525	$131,302
Noble Holding International Ltd. 5.25%, 03/15/2042		191	11,796
6.20%, 08/01/2040		276	15,822
7.75%, 01/15/2024		190	19,558
7.95%, 04/01/2025		375	40,998
Occidental Petroleum Corp. 2.70%, 02/15/2023		1,370	827,445
Parkland Fuel Corp. 6.00%, 04/01/2026(a)		1,147	1,067,357
PDC Energy, Inc. 5.75%, 05/15/2026		633	323,883
6.125%, 09/15/2024		1,185	630,781
QEP Resources, Inc. 5.25%, 05/01/2023		818	318,827
Range Resources Corp. 4.875%, 05/15/2025		464	266,515
5.00%, 08/15/2022-03/15/2023		442	325,311
5.875%, 07/01/2022		37	26,465
SandRidge Energy, Inc. 7.50%, 02/15/2023(b)(c)(f)(g)		865	– 0	–
8.125%, 10/15/2022(b)(c)(f)(g)		2,076	– 0	–
SM Energy Co. 5.00%, 01/15/2024		525	167,975
5.625%, 06/01/2025		546	157,548
Sunoco LP/Sunoco Finance Corp. 5.50%, 02/15/2026		779	673,935
5.875%, 03/15/2028		964	805,092
6.00%, 04/15/2027		35	30,087
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.125%, 02/01/2025		157	133,968
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(a)		851	755,594
Transocean, Inc. 6.80%, 03/15/2038		1,188	287,170
7.25%, 11/01/2025(a)		359	180,151
7.50%, 01/15/2026(a)		762	352,407
Vantage Drilling International 7.125%, 04/01/2023(b)(c)(f)(g)		1,283	– 0	–
7.50%, 11/01/2019(b)(c)(e)(f)(g)		2,176	– 0	–
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(a)		2,755	566,555
Whiting Petroleum Corp. 6.25%, 04/01/2023		483	41,943

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

			Principal Amount (000)	U.S. $ Value

6.625%, 01/15/2026	U.S.$		477	$32,325
WPX Energy, Inc. 8.25%, 08/01/2023			107	78,535

				19,003,318

Other Industrial – 0.3%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(a)			903	825,030
H&E Equipment Services, Inc. 5.625%, 09/01/2025			437	409,004
IAA, Inc. 5.50%, 06/15/2027(a)			315	304,804
KAR Auction Services, Inc. 5.125%, 06/01/2025(a)			483	466,734
Laureate Education, Inc. 8.25%, 05/01/2025(a)			839	833,818
Performance Food Group, Inc. 5.50%, 10/15/2027(a)			413	383,013

				3,222,403

Services – 1.7%
ADT Security Corp. (The) 4.125%, 06/15/2023			83	81,166
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)			312	307,340
9.75%, 07/15/2027(a)			2,083	1,961,596
Aptim Corp. 7.75%, 06/15/2025(a)			927	315,660
APX Group, Inc. 6.75%, 02/15/2027(a)			265	225,209
7.875%, 12/01/2022			911	867,606
Aramark Services, Inc. 5.00%, 02/01/2028(a)			654	608,004
Carlson Travel, Inc. 6.75%, 12/15/2023(a)			782	534,619
Carriage Services, Inc. 6.625%, 06/01/2026(a)			698	685,898
eDreams ODIGEO SA 5.50%, 09/01/2023(a)		EUR	478	292,869
Gartner, Inc. 5.125%, 04/01/2025(a)		U.S.$	482	470,972
GW B-CR Security Corp. 9.50%, 11/01/2027(a)			1,474	1,333,247
Harsco Corp. 5.75%, 07/31/2027(a)			878	812,020
Korn Ferry 4.625%, 12/15/2027(a)			586	509,087

22 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Monitronics International, Inc. 0.00%, 04/01/2020(b)(c)(f)(g)	U.S.$	958	$	– 0	–
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 04/15/2022(a)		549		510,804
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 04/15/2024(a)		25		24,510
6.25%, 01/15/2028(a)		1,595		1,376,773
Refinitiv US Holdings, Inc. 6.25%, 05/15/2026(a)		273		285,523
8.25%, 11/15/2026(a)		1,150		1,221,247
Ritchie Bros Auctioneers, Inc. 5.375%, 01/15/2025(a)		366		368,508
Sabre GLBL, Inc. 5.25%, 11/15/2023(a)		300		275,991
5.375%, 04/15/2023(a)		656		600,240
Verscend Escrow Corp. 9.75%, 08/15/2026(a)		1,775		1,773,945

				15,442,834

Technology – 1.0%
Banff Merger Sub, Inc. 9.75%, 09/01/2026(a)		2,181		1,910,348
CommScope, Inc.
5.50%, 03/01/2024(a)		570		576,040
6.00%, 03/01/2026(a)		712		712,314
8.25%, 03/01/2027(a)		870		846,093
Dell International LLC/EMC Corp. 7.125%, 06/15/2024(a)		187		193,048
Infor US, Inc. 6.50%, 05/15/2022		1,222		1,199,286
NCR Corp. 5.75%, 09/01/2027(a)		295		270,537
6.125%, 09/01/2029(a)		227		213,065
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		98		86,519
8.25%, 02/01/2028(a)		154		135,713
Rackspace Hosting, Inc. 8.625%, 11/15/2024(a)		55		49,391
Science Applications International Corp. 4.875%, 04/01/2028(a)		105		100,804
Solera LLC/Solera Finance, Inc. 10.50%, 03/01/2024(a)		1,941		1,901,188
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 02/01/2023(a)		964		868,032
10.50%, 02/01/2024(a)		662		557,784

				9,620,162

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.6%
Algeco Global Finance PLC 8.00%, 02/15/2023(a)	U.S.$	1,821	$1,369,851
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.75%, 07/15/2027(a)		270	214,517
Herc Holdings, Inc. 5.50%, 07/15/2027(a)		881	819,973
Hertz Corp. (The) 5.50%, 10/15/2024(a)		845	463,895
6.00%, 01/15/2028(a)		715	374,426
7.125%, 08/01/2026(a)		84	44,430
United Rentals North America, Inc. 5.50%, 05/15/2027		418	421,676
6.50%, 12/15/2026		25	25,411
XPO Logistics, Inc. 6.125%, 09/01/2023(a)		498	482,208
6.75%, 08/15/2024(a)		962	942,250

			5,158,637

			228,574,858

Financial Institutions – 6.7%
Banking – 3.4%
Alliance Data Systems Corp. 4.75%, 12/15/2024(a)		724	546,693
Allied Irish Banks PLC Series E 7.375%, 12/03/2020(a)(l)	EUR	871	934,294
Banco Bilbao Vizcaya Argentaria SA 5.875%, 05/24/2022-09/24/2023(a)(l)		1,800	1,676,143
Series 9 6.50%, 03/05/2025(l)	U.S.$	1,200	943,080
Banco Santander SA 6.75%, 04/25/2022(a)(l)	EUR	2,000	1,984,758
Bank of Ireland 7.375%, 06/18/2020(a)(l)		1,455	1,545,108
Barclays PLC 7.125%, 06/15/2025(l)	GBP	404	426,731
7.25%, 03/15/2023(a)(l)		219	242,783
7.875%, 03/15/2022(a)(l)	U.S.$	243	224,868
8.00%, 12/15/2020(l)	EUR	343	357,961
CaixaBank SA 6.75%, 06/13/2024(a)(l)		400	359,934
Citigroup, Inc. 5.95%, 01/30/2023(l)	U.S.$	2,689	2,600,148
Series U 5.00%, 09/12/2024(l)		105	96,523

24 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series V 4.70%, 01/30/2025(l)	U.S.$	868	$735,140
Citizens Financial Group, Inc. Series B 6.00%, 07/06/2023(l)		970	772,329
Credit Suisse Group AG 6.25%, 12/18/2024(a)(l)		1,404	1,295,908
6.375%, 08/21/2026(a)(l)		1,290	1,134,545
7.50%, 07/17/2023(a)(l)		1,820	1,675,208
Danske Bank A/S Series E 5.875%, 04/06/2022(a)(l)	EUR	1,096	1,155,440
Goldman Sachs Group, Inc. (The) Series O 5.30%, 11/10/2026(l)	U.S.$	157	150,696
Series P 5.00%, 11/10/2022(l)		1,429	1,219,855
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		331	320,615
5.71%, 01/15/2026(a)		1,232	1,210,620
Royal Bank of Scotland Group PLC 8.625%, 08/15/2021(l)		3,518	3,483,132
Series U 3.77% (LIBOR 3 Month + 2.32%), 09/30/2027(l) (m)		1,100	920,221
SNS Bank NV Series E 11.25%, 12/31/2049(b)(c)(f)(g)	EUR	620	– 0	–
Societe Generale SA 8.00%, 09/29/2025(a)(l)	U.S.$	2,608	2,338,188
Standard Chartered PLC 7.50%, 04/02/2022(a)(l)		1,269	1,234,051
7.75%, 04/02/2023(a)(l)		440	431,680
UniCredit SpA 9.25%, 06/03/2022(a)(l)	EUR	1,554	1,612,649

			31,629,301

Brokerage – 0.3%
Lehman Brothers Holdings, Inc. 6.875%, 05/02/2018(c)(e)(f)	U.S.$	1,690	17,745
LPL Holdings, Inc. 5.75%, 09/15/2025(a)		1,542	1,480,766
NFP Corp. 6.875%, 07/15/2025(a)		167	164,306
8.00%, 07/15/2025(a)		1,008	938,998

			2,601,815

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.9%
CNG Holdings, Inc. 12.50%, 06/15/2024(a)	U.S.$	861	$701,167
Compass Group Diversified Holdings LLC 8.00%, 05/01/2026(a)		838	803,909
Curo Group Holdings Corp. 8.25%, 09/01/2025(a)		2,426	1,707,547
Enova International, Inc. 8.50%, 09/01/2024-09/15/2025(a)		1,273	1,080,159
goeasy Ltd. 5.375%, 12/01/2024(a)		560	521,237
ILFC E-Capital Trust II 3.57% (H15T 30 Year + 1.80%), 12/21/2065(a)(m)		2,000	1,000,000
Jefferies Finance LLC/JFIN Co-Issuer Corp. 6.25%, 06/03/2026(a)		718	670,877
Lincoln Financing SARL 3.625%, 04/01/2024(a)	EUR	390	355,162
SLM Corp. 5.125%, 04/05/2022	U.S.$	605	521,392
Springleaf Finance Corp. 6.875%, 03/15/2025		735	741,167
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 04/01/2023(a)		890	670,798

			8,773,415

Insurance – 0.8%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/2025(a)		1,488	1,259,049
10.125%, 08/01/2026(a)		1,086	1,039,129
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.75%, 10/15/2027(a)		887	838,310
ASR Nederland NV 4.625%, 10/19/2027(a)(l)	EUR	840	791,524
Genworth Holdings, Inc. 7.625%, 09/24/2021	U.S.$	958	909,944
HUB International Ltd. 7.00%, 05/01/2026(a)		292	289,252
Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/2022(a)(d)		3,010	2,376,883

			7,504,091

Other Finance – 0.6%
Altice France Holding SA 10.50%, 05/15/2027(a)		1,940	2,054,728

26 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intrum AB 2.75%, 07/15/2022(a)	EUR	298	$276,078
3.00%, 09/15/2027(a)		360	281,584
3.125%, 07/15/2024(a)		489	397,200
3.50%, 07/15/2026(a)		260	207,703
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 06/01/2025(a)	U.S.$	2,094	1,942,015

			5,159,308

REITS – 0.7%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 05/15/2026(a)		950	770,526
Diversified Healthcare Trust 6.75%, 12/15/2021		1,350	1,412,768
GEO Group, Inc. (The) 6.00%, 04/15/2026		144	93,406
Iron Mountain, Inc. 4.875%, 09/15/2027(a)		255	247,955
5.25%, 03/15/2028(a)		1,576	1,558,132
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.75%, 02/01/2027		991	891,088
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 04/01/2027(a)		1,794	1,513,125

			6,487,000

			62,154,930

Utility – 0.8%
Electric – 0.8%
Calpine Corp. 5.125%, 03/15/2028(a)		2,633	2,426,701
5.50%, 02/01/2024		564	535,471
NRG Energy, Inc. 6.625%, 01/15/2027		25	25,949
7.25%, 05/15/2026		1,754	1,866,201
Talen Energy Supply LLC 6.50%, 06/01/2025		1,741	1,128,264
7.25%, 05/15/2027(a)		339	301,537
10.50%, 01/15/2026(a)		802	600,200
Texas Competitive/TCEH 11.50%, 10/01/2020(b)(c)(f)(g)		626	– 0	–
Vistra Operations Co. LLC 5.625%, 02/15/2027(a)		625	644,332

			7,528,655

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Total Corporates – Non-Investment Grade (cost $361,210,931)	U.S.$		$298,258,443

GOVERNMENTS – TREASURIES – 11.2%
Colombia – 0.6%
Colombian TES Series B 10.00%, 07/24/2024	COP	18,165,600	5,126,796

Indonesia – 0.7%
Indonesia Treasury Bond Series FR78 8.25%, 05/15/2029	IDR	100,018,000	6,221,230

Mexico – 0.2%
Mexican Bonos Series M 20 7.50%, 06/03/2027	MXN	46,433	2,020,342

Russia – 0.7%
Russian Federal Bond – OFZ Series 6209 7.60%, 07/20/2022	RUB	37,074	483,765
Series 6212 7.05%, 01/19/2028		220,100	2,866,092
Series 6217 7.50%, 08/18/2021		274,943	3,547,024

			6,896,881

United States – 9.0%
U.S. Treasury Bonds 2.75%, 11/15/2042(n)	U.S.$	2,200	2,800,531
4.50%, 02/15/2036		2,400	3,645,750
5.00%, 05/15/2037(n)		1,900	3,076,516
5.25%, 02/15/2029(o)		5,350	7,398,047
6.125%, 11/15/2027(p)		1,000	1,402,656
6.25%, 05/15/2030		5,800	8,848,625
8.125%, 05/15/2021		5,250	5,711,836
U.S. Treasury Notes 1.625%, 08/15/2029		290	314,378
2.25%, 02/15/2027(o)(p)(q)		26,373	29,364,687
2.875%, 08/15/2028(o)		17,670	20,856,122

			83,419,148

Total Governments – Treasuries (cost $95,961,666)			103,684,397

28 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 11.0%
Financial Institutions – 5.6%
Banking – 3.2%
ABN AMRO Bank NV Series E 6.25%, 04/27/2022(a)	U.S.$	292	$302,657
Ally Financial, Inc. 8.00%, 11/01/2031		1,456	1,599,003
Bank of America Corp. Series DD 6.30%, 03/10/2026(l)		3,043	3,202,747
Series Z 6.50%, 10/23/2024(l)		57	60,243
Barclays Bank PLC 6.86%, 06/15/2032(a)(l)		166	197,785
BNP Paribas SA 6.75%, 03/14/2022(a)(l)		418	381,632
7.625%, 03/30/2021(a)(l)		93	90,527
BPCE SA 5.70%, 10/22/2023(a)		208	219,464
Credit Agricole SA 8.125%, 12/23/2025(a)(l)		1,909	1,967,480
DNB Bank ASA 6.50%, 03/26/2022(a)(l)		1,555	1,415,442
Goldman Sachs Group, Inc. (The) 3.50%, 04/01/2025		953	974,001
HSBC Holdings PLC Series E 4.75%, 07/04/2029(a)(l)	EUR	3,200	3,038,561
ING Groep NV 6.50%, 04/16/2025(l)	U.S.$	520	456,300
6.875%, 04/16/2022(a)(l)		250	218,084
JPMorgan Chase & Co. Series FF 5.00%, 08/01/2024(l)		1,621	1,509,210
Series HH 4.60%, 02/01/2025(l)		995	876,051
Series V 4.753% (LIBOR 3 Month + 3.32%), 07/01/2020(l)(m)		210	182,475
Lloyds Banking Group PLC 6.413%, 10/01/2035(a)(l)		235	241,439
6.657%, 05/21/2037(a)(l)		98	105,376
7.625%, 06/27/2023(a)(l)	GBP	1,760	1,836,861
Nationwide Building Society 4.302%, 03/08/2029(a)	U.S.$	1,500	1,564,802

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nordea Bank Abp 6.625%, 03/26/2026(a)(l)	U.S.$	3,065	$2,782,298
Regions Bank/Birmingham AL 6.45%, 06/26/2037		1,500	1,903,706
Santander Holdings USA, Inc. 3.244%, 10/05/2026		455	409,841
4.40%, 07/13/2027		739	706,202
Swedbank AB Series NC5 5.625%, 09/17/2024(a)(l)		1,000	877,213
UBS Group AG 7.00%, 02/19/2025(a)(l)		2,492	2,399,175

			29,518,575

Finance – 0.0%
Synchrony Financial 4.50%, 07/23/2025		70	68,413

Insurance – 2.0%
Allstate Corp. (The) 6.50%, 05/15/2057		1,657	1,779,163
American International Group, Inc. 6.82%, 11/15/2037		1,425	1,749,066
Aon Corp. 8.205%, 01/01/2027		690	713,267
Assicurazioni Generali SpA Series E 5.50%, 10/27/2047(a)	EUR	1,500	1,799,910
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 01/23/2027		1,400	1,680,653
Centene Corp. 4.25%, 12/15/2027(a)	U.S.$	430	421,438
4.75%, 01/15/2025(a)		491	498,512
5.375%, 08/15/2026(a)		595	606,923
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(a)		2,559	2,754,875
MetLife, Inc. 10.75%, 08/01/2039		2,350	3,110,911
Prudential Financial, Inc. 5.20%, 03/15/2044		340	299,227
5.625%, 06/15/2043		1,082	1,016,739
SCOR SE 3.00%, 06/08/2046(a)	EUR	200	218,056
Transatlantic Holdings, Inc. 8.00%, 11/30/2039	U.S.$	1,261	1,726,018

			18,374,758

30 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITS – 0.4%
GLP Capital LP/GLP Financing II, Inc. 4.00%, 01/15/2030	U.S.$	180	$138,665
5.25%, 06/01/2025		130	120,488
5.375%, 04/15/2026		733	656,495
5.75%, 06/01/2028		251	222,161
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, 08/01/2029		342	315,780
5.00%, 10/15/2027		344	333,480
5.25%, 08/01/2026		137	136,038
5.50%, 05/01/2024		264	256,706
Sabra Health Care LP 4.80%, 06/01/2024		710	678,459
Service Properties Trust
4.35%, 10/01/2024		1,040	763,378
4.75%, 10/01/2026		520	418,662
Spirit Realty LP 4.45%, 09/15/2026		193	182,668

			4,222,980

			52,184,726

Industrial – 5.3%
Basic – 0.9%
Anglo American Capital PLC 3.625%, 09/11/2024(a)		200	188,311
4.75%, 04/10/2027(a)		637	615,063
5.375%, 04/01/2025(a)		584	590,483
ArcelorMittal SA 6.75%, 03/01/2041		362	355,067
7.00%, 10/15/2039		624	622,121
Braskem Netherlands Finance BV 4.50%, 01/10/2028-01/31/2030(a)		2,544	1,981,656
Fresnillo PLC 5.50%, 11/13/2023(a)		306	302,940
Georgia-Pacific LLC 8.875%, 05/15/2031		1	1,472
Glencore Finance Canada Ltd. 6.00%, 11/15/2041(a)		272	243,447
Glencore Funding LLC 4.625%, 04/29/2024(a)		341	320,701
GUSAP III LP 4.25%, 01/21/2030(a)		616	548,240
Minsur SA 6.25%, 02/07/2024(a)		891	870,117
WestRock MWV LLC 7.95%, 02/15/2031		1,000	1,332,161

			7,971,779

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.2%
Arconic, Inc. 5.90%, 02/01/2027	U.S.$	119	$112,165
General Electric Co. Series D 5.00%, 01/21/2021(l)		1,681	1,373,973
Textron Financial Corp. 3.427% (LIBOR 3 Month + 1.74%), 02/15/2042(a)(m)		575	325,366

			1,811,504

Communications - Media – 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028		392	398,496
4.908%, 07/23/2025		832	882,882
Fox Corp. 3.05%, 04/07/2025		186	185,710
Interpublic Group of Cos., Inc. (The) 4.75%, 03/30/2030		940	927,601
Omnicom Group, Inc. 4.20%, 06/01/2030		299	308,744
ViacomCBS, Inc. 4.75%, 05/15/2025		2,438	2,433,499

			5,136,932

Communications - Telecommunications – 0.3%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(a)		1,340	1,359,617
5.152%, 03/20/2028(a)		1,340	1,427,100

			2,786,717

Consumer Cyclical - Automotive – 0.4%
Ford Motor Credit Co. LLC 3.021%, 03/06/2024	EUR	107	96,244
3.087%, 01/09/2023	U.S.$	200	184,139
3.096%, 05/04/2023		200	178,000
3.219%, 01/09/2022		227	211,906
4.14%, 02/15/2023		200	185,389
General Motors Co. 4.875%, 10/02/2023		164	149,341
5.20%, 04/01/2045		337	258,150
6.25%, 10/02/2043		116	91,409
6.75%, 04/01/2046		456	360,998
General Motors Financial Co., Inc. 3.25%, 01/05/2023		90	81,317

32 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.70%, 05/09/2023	U.S.$	134	$120,173
4.00%, 10/06/2026		30	25,406
4.25%, 05/15/2023		200	180,719
4.30%, 07/13/2025		77	67,312
5.10%, 01/17/2024		117	107,141
5.25%, 03/01/2026		101	88,950
5.65%, 01/17/2029		270	234,853
ZF North America Capital, Inc. 4.75%, 04/29/2025(a)		1,065	892,582

			3,514,029

Consumer Cyclical - Entertainment – 0.1%
Silversea Cruise Finance Ltd. 7.25%, 02/01/2025(a)		1,409	1,198,242

Consumer Cyclical - Other – 1.0%
James Hardie International Finance DAC
4.75%, 01/15/2025(a)		285	272,493
5.00%, 01/15/2028(a)		273	247,147
Lennar Corp.
4.75%, 11/29/2027		25	24,962
6.625%, 05/01/2020		1,332	1,332,915
MDC Holdings, Inc. 6.00%, 01/15/2043		2,105	1,986,935
Owens Corning 7.00%, 12/01/2036		777	1,083,814
PulteGroup, Inc. 5.00%, 01/15/2027		48	47,889
5.50%, 03/01/2026		52	51,802
6.00%, 02/15/2035		500	503,941
7.875%, 06/15/2032		1,400	1,566,645
Standard Industries, Inc./NJ 4.75%, 01/15/2028(a)		76	69,955
6.00%, 10/15/2025(a)		934	887,300
Toll Brothers Finance Corp. 4.875%, 03/15/2027		1,124	1,050,380

			9,126,178

Consumer Cyclical - Retailers – 0.1%
TJX Cos, Inc. (The) 3.50%, 04/15/2025		605	618,383

Consumer Non-Cyclical – 0.4%
Bat Capital Corp. 4.70%, 04/02/2027		712	718,853
CVS Health Corp. 4.78%, 03/25/2038		2,140	2,363,047
HCA, Inc. 4.50%, 02/15/2027		65	66,720

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.00%, 03/15/2024	U.S.$	330	$341,724
5.25%, 06/15/2026		165	172,786
Sysco Corp. 5.65%, 04/01/2025		176	175,879
5.95%, 04/01/2030		106	105,780

			3,944,789

Energy – 0.5%
AI Candelaria Spain SLU 7.50%, 12/15/2028(a)		1,166	883,245
Cenovus Energy, Inc. 6.75%, 11/15/2039		67	32,509
Cheniere Corpus Christi Holdings LLC 7.00%, 06/30/2024		683	599,370
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/2023		546	493,012
Kinder Morgan, Inc./DE Series G 7.75%, 01/15/2032		328	385,579
7.80%, 08/01/2031		1,066	1,226,145
Parsley Energy LLC / Parsley Finance Corp. 5.625%, 10/15/2027(a)		394	277,795
Southern Star Central Corp. 5.125%, 07/15/2022(a)		796	783,613

			4,681,268

Other Industrial – 0.2%
Alfa SAB de CV 5.25%, 03/25/2024(a)		1,580	1,486,188

Services – 0.1%
Verisk Analytics, Inc. 5.50%, 06/15/2045		636	838,938

Technology – 0.6%
Dell International LLC/EMC Corp.
6.02%, 06/15/2026(a)		1,318	1,363,696
8.35%, 07/15/2046(a)		524	613,615
Nokia Oyj 6.625%, 05/15/2039		527	512,509
Seagate HDD Cayman
4.75%, 01/01/2025		953	940,306
4.875%, 06/01/2027		1,082	1,065,886
Western Digital Corp. 4.75%, 02/15/2026		1,023	1,037,686

			5,533,698

			48,648,645

34 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.1%
Electric – 0.1%
AES Corp./VA 4.875%, 05/15/2023	U.S.$	840	$822,358

Total Corporates – Investment Grade (cost $102,362,770)			101,655,729

COLLATERALIZED MORTGAGE OBLIGATIONS – 9.8%
Risk Share Floating Rate – 7.8%
Bellemeade Re Ltd. Series 2018-2A, Class M1B
2.297% (LIBOR 1 Month + 1.35%), 08/25/2028(a)(m)		1,658	1,540,536
Series 2018-3A, Class M2 3.697% (LIBOR 1 Month + 2.75%), 10/25/2028(a)(m)		915	681,500
Series 2019-3A, Class M1C 2.897% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(m)		1,555	1,154,686
Series 2019-4A, Class M2 3.797% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(m)		475	290,994
Connecticut Avenue Securities Trust Series 2018-R07, Class 1B1 5.297% (LIBOR 1 Month + 4.35%), 04/25/2031(a)(m)		441	207,932
Eagle RE 2020-1 Ltd. Series 2020-1, Class M2 2.947% (LIBOR 1 Month + 2.00%), 01/25/2030(a)(m)		558	355,144
Eagle Re Ltd. Series 2018-1, Class M2 3.947% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(m)		2,764	1,909,886
Series 2019-1, Class M2 4.247% (LIBOR 1 Month + 3.30%), 04/25/2029(a)(m)		180	156,746
Federal Home Loan Mortgage Corp.
Series 2018-HQA2, Class M2 3.247% (LIBOR 1 Month + 2.30%), 10/25/2048(a)(m)		2,257	1,840,005
Series 2019-DNA1, Class M1 1.847% (LIBOR 1 Month + 0.90%), 01/25/2049(a)(m)		52	50,910

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-DNA3, Class M2 2.997% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(m)	U.S.$	165	$134,613
Series 2020-DNA1, Class M1 1.647% (LIBOR 1 Month + 0.70%), 01/25/2050(a) (m)		260	252,346
Series 2020-HQA2, Class M2 3.911% (LIBOR 1 Month + 3.10%), 03/25/2050(a)(m)		99	63,470
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 8.096% (LIBOR 1 Month + 7.15%), 07/25/2023(m)		601	571,789
Series 2013-DN2, Class M2 5.197% (LIBOR 1 Month + 4.25%), 11/25/2023(m)		1,457	1,400,380
Series 2014-DN1, Class M3 5.447% (LIBOR 1 Month + 4.50%), 02/25/2024(m)		1,939	1,790,112
Series 2014-HQ1, Class M3 5.047% (LIBOR 1 Month + 4.10%), 08/25/2024(m)		1,220	1,184,383
Series 2014-HQ2, Class M3 4.697% (LIBOR 1 Month + 3.75%), 09/25/2024(m)		3,710	3,417,366
Series 2014-HQ3, Class M3 5.697% (LIBOR 1 Month + 4.75%), 10/25/2024(m)		2,872	2,779,548
Series 2015-DN1, Class B 12.447% (LIBOR 1 Month + 11.50%), 01/25/2025(m)		2,178	1,642,408
Series 2015-DN1, Class M3 5.097% (LIBOR 1 Month + 4.15%), 01/25/2025(m)		830	790,529
Series 2015-DNA1, Class B 10.147% (LIBOR 1 Month + 9.20%), 10/25/2027(m)		594	424,062
Series 2015-DNA1, Class M3 4.247% (LIBOR 1 Month + 3.30%), 10/25/2027(m)		250	239,979
Series 2015-DNA2, Class B 8.497% (LIBOR 1 Month + 7.55%), 12/25/2027(m)		1,453	930,568
Series 2015-DNA3, Class B 10.297% (LIBOR 1 Month + 9.35%), 04/25/2028(m)		1,021	699,730

36 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-HQ1, Class B 11.697% (LIBOR 1 Month + 10.75%), 03/25/2025(m)	U.S.$	3,838	$2,766,922
Series 2015-HQ1, Class M3 4.747% (LIBOR 1 Month + 3.80%), 03/25/2025(m)		307	292,568
Series 2015-HQA1, Class B 9.747% (LIBOR 1 Month + 8.80%), 03/25/2028(m)		1,006	637,086
Series 2016-DNA2, Class B 11.447% (LIBOR 1 Month + 10.50%), 10/25/2028(m)		856	587,137
Series 2016-DNA3, Class B 12.197% (LIBOR 1 Month + 11.25%), 12/25/2028(m)		2,761	1,927,987
Series 2016-DNA3, Class M3 5.947% (LIBOR 1 Month + 5.00%), 12/25/2028(m)		1,106	1,050,125
Series 2016-DNA4, Class B 9.547% (LIBOR 1 Month + 8.60%), 03/25/2029(m)		395	244,447
Series 2016-HQA2, Class B 12.447% (LIBOR 1 Month + 11.50%), 11/25/2028(m)		421	298,763
Series 2017-DNA2, Class B1 6.097% (LIBOR 1 Month + 5.15%), 10/25/2029(m)		415	212,849
Series 2017-DNA2, Class M2 4.397% (LIBOR 1 Month + 3.45%), 10/25/2029(m)		599	532,980
Series 2017-DNA3, Class B1 5.397% (LIBOR 1 Month + 4.45%), 03/25/2030(m)		615	309,819
Series 2018-HQA1, Class M2 3.247% (LIBOR 1 Month + 2.30%), 09/25/2030(m)		480	404,196
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 5.347% (LIBOR 1 Month + 4.40%), 01/25/2024(m)		3,873	3,606,068
Series 2014-C03, Class 1M2 3.947% (LIBOR 1 Month + 3.00%), 07/25/2024(m)		2,393	2,189,868
Series 2014-C03, Class 2M2 3.847% (LIBOR 1 Month + 2.90%), 07/25/2024(m)		106	98,623

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 1M2 5.847% (LIBOR 1 Month + 4.90%), 11/25/2024(m)	U.S.$	2,090	$1,988,666
Series 2015-C01, Class 1M2 5.247% (LIBOR 1 Month + 4.30%), 02/25/2025(m)		1,865	1,755,447
Series 2015-C01, Class 2M2 5.497% (LIBOR 1 Month + 4.55%), 02/25/2025(m)		684	659,863
Series 2015-C02, Class 1M2 4.947% (LIBOR 1 Month + 4.00%), 05/25/2025(m)		567	525,542
Series 2015-C03, Class 1M2 5.947% (LIBOR 1 Month + 5.00%), 07/25/2025(m)		1,770	1,705,058
Series 2015-C04, Class 1M2 6.647% (LIBOR 1 Month + 5.70%), 04/25/2028(m)		2,028	2,004,826
Series 2015-C04, Class 2M2 6.497% (LIBOR 1 Month + 5.55%), 04/25/2028(m)		657	608,042
Series 2016-C01, Class 1B 12.697% (LIBOR 1 Month + 11.75%), 08/25/2028(m)		678	474,278
Series 2016-C01, Class 1M2 7.697% (LIBOR 1 Month + 6.75%), 08/25/2028(m)		1,538	1,468,892
Series 2016-C01, Class 2M2 7.897% (LIBOR 1 Month + 6.95%), 08/25/2028(m)		477	476,637
Series 2016-C02, Class 1B 13.197% (LIBOR 1 Month + 12.25%), 09/25/2028(m)		449	320,564
Series 2016-C02, Class 1M2 6.947% (LIBOR 1 Month + 6.00%), 09/25/2028(m)		1,799	1,755,672
Series 2016-C03, Class 1B 12.697% (LIBOR 1 Month + 11.75%), 10/25/2028(m)		372	258,558
Series 2016-C03, Class 2B 13.697% (LIBOR 1 Month + 12.75%), 10/25/2028(m)		631	450,622
Series 2016-C03, Class 2M2 6.847% (LIBOR 1 Month + 5.90%), 10/25/2028(m)		2,593	2,527,825
Series 2016-C04, Class 1B 11.197% (LIBOR 1 Month + 10.25%), 01/25/2029(m)		1,487	1,036,074

38 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C05, Class 2B 11.244% (LIBOR 1 Month + 10.75%), 01/25/2029(m)	U.S.$	1,822	$1,155,831
Series 2016-C06, Class 1B 10.197% (LIBOR 1 Month + 9.25%), 04/25/2029(m)		1,285	768,731
Series 2016-C07, Class 2B 10.447% (LIBOR 1 Month + 9.50%), 05/25/2029(m)		1,560	1,012,125
Series 2017-C01, Class 1B1 6.697% (LIBOR 1 Month + 5.75%), 07/25/2029(m)		148	94,172
Series 2017-C02, Class 2M2 4.597% (LIBOR 1 Month + 3.65%), 09/25/2029(m)		1,152	831,779
Series 2018-C01, Class 1B1 4.497% (LIBOR 1 Month + 3.55%), 07/25/2030(m)		909	455,937
Series 2018-C01, Class 1M1 1.547% (LIBOR 1 Month + 0.60%), 07/25/2030(m)		534	530,057
Series 2018-C04, Class 2M2 3.497% (LIBOR 1 Month + 2.55%), 12/25/2030(m)		484	396,421
Series 2018-C05, Class 1M1 1.667% (LIBOR 1 Month + 0.72%), 01/25/2031(m)		165	164,185
Home Re Ltd. Series 2018-1, Class M2 3.947% (LIBOR 1 Month + 3.00%), 10/25/2028(a)(m)		988	849,995
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 6.447% (LIBOR 1 Month + 5.50%), 10/25/2025(h)(m)		1,292	1,030,423
Mortgage Insurance-Linked Notes Series 2019-1, Class M2 3.847% (LIBOR 1 Month + 2.90%), 11/26/2029(a)(m)		2,683	2,253,871
Oaktown Re III Ltd. Series 2019-1A, Class M2 3.497% (LIBOR 1 Month + 2.55%), 07/25/2029(a)(m)		3,150	2,584,115
Oaktown Re Ltd. Series 2017-1A, Class M2 4.947% (LIBOR 1 Month + 4.00%), 04/25/2027(a)(m)		429	393,818

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Radnor Re Ltd. Series 2018-1, Class M2 3.647% (LIBOR 1 Month + 2.70%), 03/25/2028(a)(m)	U.S.$	150	$151,218
Radnor RE Ltd. Series 2019-1, Class M2 4.147% (LIBOR 1 Month + 3.20%), 02/25/2029(a)(m)		1,500	1,248,266
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.127% (LIBOR 1 Month + 5.50%), 11/25/2025(h)(m)		500	447,946

			72,054,516

Non-Agency Fixed Rate – 0.7%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036		714	481,628
Series 2006-42, Class 1A6 6.00%, 01/25/2047		629	472,801
Series 2006-HY12, Class A5 3.923%, 08/25/2036		1,072	978,589
Series 2006-J1, Class 1A10 5.50%, 02/25/2036		947	770,171
Series 2006-J5, Class 1A1 6.50%, 09/25/2036		783	583,835
Bear Stearns ARM Trust Series 2007-3, Class 1A1 4.093%, 05/25/2047		157	136,078
Series 2007-4, Class 22A1 4.054%, 06/25/2047		667	549,310
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 02/25/2037		492	250,854
CHL Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 3.792%, 09/25/2047		167	138,262
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.033%, 03/25/2037		109	89,588
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 03/25/2037		780	708,685
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		295	194,127

40 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 09/25/2035	U.S.$	391	$344,291
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 08/25/2036		170	115,613
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-9, Class A4 4.603%, 10/25/2036		1,435	445,247
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 4.353%, 12/28/2037		690	633,490

			6,892,569

Agency Fixed Rate – 0.7%
Federal Home Loan Mortgage Corp. REMICs Series 4767 6.00%, 03/15/2048(r)		18,835	4,405,421
Freddie Mac Strips Series 247 5.50%, 04/15/2036(r)		9,160	1,683,867

			6,089,288

Non-Agency Floating Rate – 0.6%
Alternative Loan Trust Series 2007-7T2, Class A3 1.547% (LIBOR 1 Month + 0.60%), 04/25/2037(m)		2,398	723,885
Citigroup Mortgage Loan Trust Series 2005-8, Class 2A2 3.853% (4.80% – LIBOR 1 Month), 09/25/2035(m)(s)		212	10,880
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 1.547% (LIBOR 1 Month + 0.60%), 08/25/2037(m)		430	194,774
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 1.197% (LIBOR 1 Month + 0.25%), 04/25/2037(m)		285	95,804
Series 2007-FA2, Class 1A6 4.603% (5.55% – LIBOR 1 Month), 04/25/2037(m)(s)		96	18,651

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-10H, Class 2AIO 5.419% (7.00% – LIBOR 1 Month), 07/25/2037(m)(s)	U.S.$	230	$42,900
Residential Accredit Loans, Inc. Trust Series 2006-QS18, Class 2A2 5.603% (6.55% – LIBOR 1 Month), 12/25/2036(m)(s)		3,333	597,709
Wachovia Mortgage Loan Trust Series 2006-ALT1, Class A2 1.127% (LIBOR 1 Month + 0.18%), 01/25/2037(m)		8,053	4,307,277

			5,991,880

Total Collateralized Mortgage Obligations (cost $107,223,353)			91,028,253

EMERGING MARKETS – SOVEREIGNS – 8.9%
Angola – 0.2%
Angolan Government International Bond 8.00%, 11/26/2029(a)		835	317,300
8.25%, 05/09/2028(a)		400	152,000
9.50%, 11/12/2025(a)		2,756	1,088,620

			1,557,920

Argentina – 0.8%
Argentine Republic Government International Bond 5.625%, 01/26/2022		482	145,805
5.875%, 01/11/2028		1,165	326,200
6.625%, 07/06/2028		443	122,379
6.875%, 01/26/2027-01/11/2048		17,959	5,046,032
7.50%, 04/22/2026		4,510	1,279,713
7.82%, 12/31/2033	EUR	1,236	447,723
Series NY 3.75%, 12/31/2038	U.S.$	796	235,745

			7,603,597

Bahrain – 0.3%
Bahrain Government International Bond 5.625%, 09/30/2031(a)		1,193	957,383
6.75%, 09/20/2029(a)		528	470,250
7.00%, 10/12/2028(a)		1,253	1,144,537

			2,572,170

Brazil – 0.4%
Brazilian Government International Bond 4.625%, 01/13/2028		3,530	3,759,450

42 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cameroon – 0.1%
Republic of Cameroon International Bond 9.50%, 11/19/2025(a)	U.S.$	1,222	$1,090,253

Costa Rica – 0.3%
Costa Rica Government International Bond 6.125%, 02/19/2031 (a)		3,310	2,772,125

Dominican Republic – 0.9%
Dominican Republic International Bond 5.50%, 01/27/2025(a)		149	142,668
5.95%, 01/25/2027(a)		1,553	1,453,996
7.45%, 04/30/2044(a)		1,283	1,244,510
8.625%, 04/20/2027(a)		5,719	5,604,620

			8,445,794

Ecuador – 0.1%
Ecuador Government International Bond 7.95%, 06/20/2024(a)		667	195,098
10.75%, 03/28/2022(a)		2,808	877,500

			1,072,598

Egypt – 0.6%
Egypt Government International Bond 6.125%, 01/31/2022(a)		3,559	3,413,303
6.20%, 03/01/2024(a)		2,743	2,530,418

			5,943,721

El Salvador – 0.1%
El Salvador Government International Bond 5.875%, 01/30/2025(a)		146	128,115
7.125%, 01/20/2050(a)		273	210,637
7.625%, 09/21/2034(a)		762	590,550
7.75%, 01/24/2023(a)		339	330,419

			1,259,721

Gabon – 0.3%
Gabon Government International Bond 6.375%, 12/12/2024(a)		789	540,498
6.625%, 02/06/2031(a)		1,870	1,103,300
6.95%, 06/16/2025(a)		1,050	693,656

			2,337,454

Ghana – 0.2%
Ghana Government International Bond 6.375%, 02/11/2027(a)		2,087	1,519,597
10.75%, 10/14/2030(a)		780	811,200

			2,330,797

Honduras – 0.3%
Honduras Government International Bond 6.25%, 01/19/2027(a)		1,748	1,844,140

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.50%, 03/15/2024(a)	U.S.$	730	$706,959
8.75%, 12/16/2020(a)		320	318,600

			2,869,699

Iraq – 0.1%
Iraq International Bond 5.80%, 01/15/2028(a)		264	200,393
6.752%, 03/09/2023(a)		402	322,605

			522,998

Ivory Coast – 0.5%
Ivory Coast Government International Bond 5.125%, 06/15/2025(a)	EUR	168	177,297
5.875%, 10/17/2031(a)		1,880	1,772,153
6.375%, 03/03/2028(a)	U.S.$	2,678	2,443,675
6.625%, 03/22/2048(a)	EUR	331	310,301

			4,703,426

Jamaica – 0.1%
Jamaica Government International Bond 7.625%, 07/09/2025	U.S.$	506	533,356

Jordan – 0.1%
Jordan Government International Bond 5.75%, 01/31/2027(a)		634	555,939

Kenya – 0.5%
Kenya Government International Bond 6.875%, 06/24/2024(a)		3,550	3,381,375
7.00%, 05/22/2027(a)		837	774,225
7.25%, 02/28/2028(a)		649	600,325

			4,755,925

Lebanon – 0.0%
Lebanon Government International Bond 6.65%, 04/22/2024(a)(k)		427	78,995
6.85%, 03/23/2027(a)(k)		454	81,720
Series G 1.00%, 11/27/2026(a)(k)		1,654	297,720

			458,435

Mongolia – 0.3%
Mongolia Government International Bond 5.125%, 12/05/2022(a)		2,426	2,166,721
10.875%, 04/06/2021(a)		200	197,250

			2,363,971

Nigeria – 0.4%
Nigeria Government International Bond 6.375%, 07/12/2023(a)		740	610,962
6.50%, 11/28/2027(a)		388	266,265
6.75%, 01/28/2021(a)		288	267,210
7.625%, 11/21/2025(a)		3,385	2,613,213

44 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.875%, 02/16/2032(a)	U.S.$	489	$340,772

			4,098,422

Oman – 0.4%
Oman Government International Bond 4.125%, 01/17/2023(a)		4,265	3,538,617
4.75%, 06/15/2026(a)		550	391,359
6.00%, 08/01/2029(a)		210	150,019

			4,079,995

Pakistan – 0.0%
Pakistan Government International Bond 6.875%, 12/05/2027(a)		215	177,638

Senegal – 0.3%
Senegal Government International Bond 6.25%, 05/23/2033(a)		593	529,252
6.75%, 03/13/2048(a)		1,928	1,578,550
8.75%, 05/13/2021(a)		310	304,672

			2,412,474
Sri Lanka – 0.3%
Sri Lanka Government International Bond 6.125%, 06/03/2025(a)		350	205,940
6.20%, 05/11/2027(a)		685	363,050
6.85%, 03/14/2024(a)		2,085	1,234,278
7.85%, 03/14/2029(a)		1,518	821,329

			2,624,597

Turkey – 0.5%
Turkey Government International Bond 3.25%, 03/23/2023		3,202	2,867,791
4.875%, 10/09/2026-04/16/2043		824	606,036
7.375%, 02/05/2025		1,107	1,091,779

			4,565,606

Ukraine – 0.6%
Ukraine Government International Bond 7.75%, 09/01/2021-09/01/2024(a)		6,169	5,797,535

Venezuela – 0.1%
Venezuela Government International Bond 9.25%, 09/15/2027(c)(f)(k)		7,978	718,020
9.25%, 05/07/2028(f)(h)(k)		300	27,000

			745,020

Zambia – 0.1%
Zambia Government International Bond 8.50%, 04/14/2024(a)		1,475	566,953

Total Emerging Markets – Sovereigns (cost $113,121,669)			82,577,589

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 5.5%
Industrial – 5.1%
Basic – 0.0%
Arconic Rolled Products Corporation 02/04/2027(b)(t)	U.S.$	420	$378,000

Capital Goods – 0.5%
Apex Tool Group, LLC 6.50% (LIBOR 1 Month + 5.25%), 08/01/2024(u)		2,261	1,728,384
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 3.989% (LIBOR 1 Month + 3.00%), 08/01/2025(b)(u)		872	819,239
BWay Holding Company 5.084% (LIBOR 3 Month + 3.25%), 04/03/2024(u)		1,000	810,281
Granite US Holdings Corporation 6.322% (LIBOR 3 Month + 5.25%), 09/30/2026(b)(u)		1,550	1,085,147
TransDigm Inc. 3.239% (LIBOR 1 Month + 2.25%), 12/09/2025(u)		352	319,346
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 3.489% (LIBOR 1 Month + 2.50%), 10/23/2025(u)		110	84,111

			4,846,508

Communications - Media – 0.2%
Clear Channel Outdoor Holdings, Inc. 4.489% (LIBOR 1 Month + 3.50%), 08/21/2026(b)(u)		323	271,426
Diamond Sports Group, LLC 4.18% (LIBOR 1 Month + 3.25%), 08/24/2026(b)(u)		299	229,845
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 3.989% (LIBOR 1 Month + 3.00%), 05/01/2026(u)		399	334,163
LCPR Loan Financing LLC 5.705% (LIBOR 1 Month + 5.00%), 10/15/2026(b)(u)		578	529,959

			1,365,393

Communications - Telecommunications – 0.1%
Intelsat Jackson Holdings S.A. 6.432% (LIBOR 6 Month + 4.50%), 01/02/2024(u)		69	62,837

46 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.625% (LIBOR 3 Month + 0.07%), 01/02/2024	U.S.$	115	$106,368
West Corporation 5.45% (LIBOR 3 Month + 4.00%), 10/10/2024(u)		1,107	825,741

			994,946

Consumer Cyclical - Automotive – 0.1%
Navistar, Inc. 4.28% (LIBOR 1 Month + 3.50%), 11/06/2024(u)		348	299,011
Panther BF Aggregator 2 L P 4.441% (LIBOR 1 Month + 3.50%), 04/30/2026(b)(u)		507	461,779

			760,790

Consumer Cyclical - Entertainment – 0.1%
Motion Acquisition Limited 4.322% (LIBOR 3 Month + 3.25%), 11/12/2026(u)		668	534,064
4.700% (LIBOR 3 Month + 3.25%), 11/12/2026(u)		1	1,338
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 3.989% (LIBOR 1 Month + 3.00%), 04/01/2024(u)		959	781,026

			1,316,428

Consumer Cyclical - Other – 0.5%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC) 3.739% (LIBOR 1 Month + 2.75%), 12/23/2024(u)		1,398	1,123,922
Playtika Holding Corp. 7.072% (LIBOR 3 Month + 6.00%), 12/10/2024(u)		3,057	2,838,183
Scientific Games International, Inc. 3.739% (LIBOR 1 Month + 2.75%), 08/14/2024(u)		169	136,151
4.369% (LIBOR 1 Month + 2.75%), 08/14/2024(u)		697	560,104
Stars Group Holdings B.V. 4.95% (LIBOR 3 Month + 3.50%), 07/10/2025(u)		258	245,355

			4,903,715

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.1%
IRB Holding Corp. (fka Arby’s/Buffalo Wild Wings) 3.954% (LIBOR 3 Month + 2.75%), 02/05/2025(u)	U.S.$	851	$653,302
Whatabrands LLC 3.766% (LIBOR 1 Month + 2.75%), 07/31/2026(b)(u)		398	326,529

			979,831

Consumer Cyclical - Retailers – 0.3%
Bass Pro Group, LLC 6.072% (LIBOR 3 Month + 5.00%), 09/25/2024(b)(u)		490	409,389
PetSmart, Inc. 5.00% (LIBOR 3 Month + 4.00%), 03/11/2022(u)		970	928,000
Serta Simmons Bedding, LLC 9.00% (LIBOR 1 Month + 8.00%), 11/08/2024(u)		1,270	279,413
Specialty Building Products Holdings, LLC 6.739% (LIBOR 1 Month + 5.75%), 10/01/2025(u)		1,180	986,867

			2,603,669

Consumer Non-Cyclical – 1.2%
Acadia Healthcare Company, Inc. 3.50% (LIBOR 1 Month + 2.50%), 02/16/2023(u)		446	405,371
Aldevron, L.L.C. 5.70% (LIBOR 3 Month + 4.25%), 10/12/2026(b)(u)		818	760,607
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 8.739% (LIBOR 1 Month + 7.75%), 09/26/2025(u)		1,866	1,353,172
Arbor Pharmaceuticals, LLC 6.00% (LIBOR 1 Month + 5.00%), 07/05/2023(u)		1,103	786,910
BI-LO, LLC
9.314% (LIBOR 3 Month + 8.00%), 05/31/2024(u)		1,189	948,459
9.660% (LIBOR 3 Month + 8.00%), 05/31/2024(u)		1,209	964,772
9.737% (LIBOR 2 Month + 8.00%), 05/31/2024(u)		1,246	994,290
Froneri International Limited 6.739% (LIBOR 1 Month + 5.75%), 01/31/2028(b)(u)		160	144,000

48 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Global Medical Response, Inc.
4.932% (LIBOR 2 Month + 3.25%), 04/28/2022(b)(u)	U.S.$	1,198	$1,104,855
5.863% (LIBOR 3 Month + 4.25%), 03/14/2025(b)(u)		914	813,846
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 4.739% (LIBOR 1 Month + 3.75%), 11/16/2025(u)		916	845,519
Mallinckrodt International Finance S.A. 4.20% (LIBOR 3 Month + 2.75%), 09/24/2024(u)		939	628,684
U.S. Renal Care, Inc. 6.00% (LIBOR 1 Month + 5.00%), 06/26/2026(u)		1,562	1,350,151

			11,100,636

Energy – 0.4%
California Resources Corporation 11.988% (LIBOR 3 Month + 10.38%), 12/31/2021(u)		2,196	103,539
Chesapeake Energy Corporation 9.00% (LIBOR 1 Month + 8.00%), 06/24/2024(u)		2,077	799,645
CITGO Petroleum Corporation 6.00% (LIBOR 1 Month + 5.00%), 03/28/2024(b)(u)		574	499,681
Triton Solar US Acquisition Co. 7.072% (LIBOR 6 Month + 6.00%), 10/29/2024(u)		2,285	1,770,795

			3,173,660

Other Industrial – 0.1%
American Tire Distributors, Inc.
7.195% (LIBOR 3 Month + 6.00%), 09/01/2023(b)(c)(u)		221	205,853
8.489% (LIBOR 1 Month + 7.50%), 09/02/2024(c)(u)		635	419,429
8.950% (LIBOR 1 Month + 7.50%), 09/02/2024(b)(c)(u)		80	52,931
Core & Main LP
4.330% (LIBOR 3 Month + 2.75%), 08/01/2024(u)		77	67,782
4.331% (LIBOR 3 Month + 2.75%), 08/01/2024(b)(u)		120	104,939
Dealer Tire, LLC 5.239% (LIBOR 1 Month + 4.25%), 12/12/2025(u)		299	242,392

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rockwood Service Corporation 5.70% (LIBOR 3 Month + 4.25%), 01/23/2027(b)(u)	U.S.$	89	$74,340

			1,167,666

Services – 0.6%
Allied Universal Holdco LLC (fka USAGM Holdco, LLC) 5.239% (LIBOR 1 Month + 4.25%), 07/10/2026(b)(u)		288	265,299
Amentum Government Services Holdings LLC 4.989% (LIBOR 1 Month + 4.00%), 01/29/2027(b)(u)		320	294,400
Garda World Security Corporation 6.39% (LIBOR 3 Month + 4.75%), 10/30/2026(b)(u)		104	97,387
Parexel International Corporation 3.739% (LIBOR 1 Month + 2.75%), 09/27/2024(u)		231	196,219
Pi Lux Finco SARL 8.853% (LIBOR 1 Month + 7.25%), 01/01/2026(b)(u)		3,100	2,933,375
Refinitiv US Holdings Inc. (fka Financial & Risk US Holdings, Inc.) 4.239% (LIBOR 1 Month + 3.25%), 10/01/2025(u)		385	368,114
Team Health Holdings, Inc. 3.75% (LIBOR 1 Month + 2.75%), 02/06/2024(u)		742	463,967
Verscend Holding Corp. 5.489% (LIBOR 1 Month + 4.50%), 08/27/2025(b)(u)		763	717,377

			5,336,138

Technology – 0.9%
athenahealth, Inc. 5.284% (LIBOR 3 Month + 4.50%), 02/11/2026(b)(u)		2,031	1,889,000
Avaya Inc. 4.955% (LIBOR 1 Month + 4.25%), 12/15/2024(u)		936	792,952
Boxer Parent Company Inc. (fka BMC Software, Inc.) 5.239% (LIBOR 1 Month + 4.25%), 10/02/2025(u)		1,542	1,272,441
Pitney Bowes Inc. 6.49% (LIBOR 1 Month + 5.50%), 01/17/2025(b)(u)		1,131	961,350

50 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Presidio Holdings Inc. 5.28% (LIBOR 2 Month + 3.50%), 01/22/2027(b)(u)	U.S.$	398	$370,140
Solera, LLC (Solera Finance, Inc.) 4.363% (LIBOR 3 Month + 2.75%), 03/03/2023(u)		2,530	2,358,852
Veritas US Inc. 5.95% (LIBOR 3 Month + 4.50%), 01/27/2023(u)		591	501,929

			8,146,664

			47,074,044

Financial Institutions – 0.2%
Finance – 0.1%
Ellie Mae, Inc. 5.20% (LIBOR 3 Month + 3.75%), 04/17/2026(b)(u)		1,011	880,924
Jefferies Finance LLC 4.25% (LIBOR 1 Month + 3.25%), 06/03/2026(u)		302	249,423

			1,130,347

Insurance – 0.1%
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 4.989% (LIBOR 1 Month + 4.00%), 09/03/2026(u)		1,402	1,256,235

			2,386,582

Utility – 0.2%
Electric – 0.2%
Granite Generation LLC 4.750% (LIBOR 1 Month + 3.75%), 11/09/2026(u)		1,769	1,465,837
5.200% (LIBOR 1 Month + 3.75%), 11/09/2026(u)		313	259,440

			1,725,277

Total Bank Loans (cost $63,836,327)			51,185,903

EMERGING MARKETS – CORPORATE BONDS – 2.5%
Industrial – 2.0%
Basic – 0.4%
Consolidated Energy Finance SA 6.875%, 06/15/2025(a)		949	822,642
CSN Resources SA 7.625%, 02/13/2023-04/17/2026(a)		1,290	866,363
First Quantum Minerals Ltd.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.25%, 05/15/2022-04/01/2023(a)	U.S.$	2,473	$2,106,135
7.50%, 04/01/2025(a)		261	215,586
Vedanta Resources Finance II PLC 8.00%, 04/23/2023(a)		539	212,900

			4,223,626

Capital Goods – 0.0%
Odebrecht Finance Ltd.
4.375%, 04/25/2025(a)(f)(k)		349	14,724
5.25%, 06/27/2029(a)(f)(k)		1,070	46,478
7.125%, 06/26/2042(a)(f)(k)		2,665	133,583

			194,785

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		481	416,065

Communications - Telecommunications – 0.3%
Comunicaciones Celulares SA Via Comcel Trust 6.875%, 02/06/2024(a)		535	511,761
Digicel Group One Ltd. 8.25%, 12/30/2022(h)		262	104,928
Digicel Group Two Ltd.
8.25%, 09/30/2022(a)		285	37,142
9.125% (7.125% Cash and 2.00% PIK), 04/01/2024(a)(d)		454	22,721
Digicel Ltd. 6.00%, 04/15/2021(a)		1,356	732,240
MTN Mauritius Investments Ltd. 6.50%, 10/13/2026(a)		380	361,000
Sable International Finance Ltd. 5.75%, 09/07/2027(a)		615	553,046
VF Ukraine PAT via VFU Funding PLC 6.20%, 02/11/2025(a)		414	347,760

			2,670,598

Consumer Cyclical - Other – 0.3%
Melco Resorts Finance Ltd. 5.625%, 07/17/2027(a)		965	866,818
MGM China Holdings Ltd.
5.375%, 05/15/2024(a)		398	364,029
5.875%, 05/15/2026(a)		414	344,526
Wynn Macau Ltd.
4.875%, 10/01/2024(a)		286	262,854
5.50%, 10/01/2027(a)		747	659,470

			2,497,697

52 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(d)(h)	U.S.$	1,021	$2,681
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(d)(h)		428	374

			3,055

Consumer Non-Cyclical – 0.5%
BRF GmbH 4.35%, 09/29/2026(a)		802	689,339
BRF SA 4.875%, 01/24/2030(a)		1,018	844,145
Cosan Ltd. 5.50%, 09/20/2029(a)		461	365,775
Minerva Luxembourg SA 6.50%, 09/20/2026(a)		449	411,957
Teva Pharmaceutical Finance Netherlands III BV 7.125%, 01/31/2025(a)		1,040	1,020,458
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(b)(d)(g)(h)		615	18,514
Turkiye Sise ve Cam Fabrikalari AS 6.95%, 03/14/2026(a)		1,426	1,226,360
USJ Acucar e Alcool SA 10.50%, 11/09/2023(a)(d)		670	202,885
Virgolino de Oliveira Finance SA
10.50%, 01/28/2018(e)(f)(h)		4,090	74,252
10.875%, 01/13/2020(f)(h)(k)		480	105,011
11.75%, 02/09/2022(f)(h)(k)		1,620	31,263

			4,989,959

Energy – 0.3%
Geopark Ltd.
5.50%, 01/17/2027(a)		214	103,790
6.50%, 09/21/2024(a)		494	280,345
Medco Platinum Road Pte Ltd. 6.75%, 01/30/2025(a)		503	301,800
Mongolian Mining Corp./Energy Resources LLC 9.25%, 04/15/2024(a)		670	400,325
MV24 Capital BV 6.748%, 06/01/2034(a)		547	432,987
Petrobras Global Finance BV 5.093%, 01/15/2030(a)		1,195	1,083,598

			2,602,845

Other Industrial – 0.1%
KOC Holding AS 6.50%, 03/11/2025(a)		1,006	927,406

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.1%
Rumo Luxembourg SARL 7.375%, 02/09/2024(a)	U.S.$	468	$466,172

			18,992,208

Utility – 0.4%
Electric – 0.4%
AES Gener SA 6.35%, 10/07/2079(a)		495	386,100
Cemig Geracao e Transmissao SA 9.25%, 12/05/2024(a)		1,927	1,847,210
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 05/03/2023(a)		1,120	1,019,200
Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(a)		211	191,542
Terraform Global Operating LLC 6.125%, 03/01/2026(h)		292	286,899

			3,730,951

Financial Institutions – 0.1%
Banking – 0.1%
Fidelity Bank PLC 10.50%, 10/16/2022(a)		550	586,404

Insurance – 0.0%
Ambac LSNI LLC 6.45% (LIBOR 3 Month + 5.00%), 02/12/2023(a)(m)		58	54,695

			641,099

Total Emerging Markets – Corporate Bonds (cost $37,008,101)			23,364,258

EMERGING MARKETS – TREASURIES – 2.2%
Argentina – 0.0%
Argentine Bonos del Tesoro
15.50%, 10/17/2026(c)	ARS	6,600	25,210
18.20%, 10/03/2021(c)		34,142	188,236

			213,446

Brazil – 2.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 01/01/2021	BRL	100,732	20,309,412

Total Emerging Markets – Treasuries (cost $28,751,006)			20,522,858

54 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.0%
Non-Agency Fixed Rate CMBS – 1.9%
225 Liberty Street Trust Series 2016-225L, Class E 4.649%, 02/10/2036(a)	U.S.$	974	$818,510
Citigroup Commercial Mortgage Trust
Series 2013-GC11, Class XA 1.378%, 04/10/2046(r)		1,352	45,160
Series 2013-GC17, Class D 5.11%, 11/10/2046(a)		902	787,039
Series 2014-GC23, Class D 4.49%, 07/10/2047(a)		856	711,583
Commercial Mortgage Trust
Series 2012-CR3, Class XA 1.857%, 10/15/2045(r)		7,244	264,148
Series 2012-CR5, Class XA 1.525%, 12/10/2045(r)		1,743	55,480
Series 2013-LC6, Class D 4.342%, 01/10/2046(a)		3,916	3,442,410
Series 2014-CR15, Class XA 0.939%, 02/10/2047(r)		1,680	46,759
Series 2014-CR20, Class XA 1.027%, 11/10/2047(r)		9,725	369,324
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.499%, 02/10/2046(r)		761	26,174
GS Mortgage Securities Trust
Series 2012-GC6, Class D 5.651%, 01/10/2045(a)		1,765	1,662,260
Series 2012-GCJ9, Class D
4.742%, 11/10/2045(a)		700	626,317
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class XA 1.611%, 11/15/2045(a)(r)		5,952	183,059
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class XA 1.62%, 12/10/2045(a)(r)		795	25,300
WF-RBS Commercial Mortgage Trust
Series 2012-C6, Class D 5.579%, 04/15/2045(a)		2,450	2,287,262
Series 2012-C7, Class XA
1.336%, 06/15/2045(a)(r)		1,308	27,065
Series 2012-C8, Class E 4.885%, 08/15/2045(a)		3,766	3,325,316
Series 2012-C10, Class XA 1.536%, 12/15/2045(a)(r)		3,013	103,542

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-C25, Class D 3.803%, 11/15/2047	U.S.$	1,807	$1,427,468
WFRBS Commercial Mortgage Trust Series 2011-C4, Class D 5.222%, 06/15/2044(a)		1,022	971,765

			17,205,941

Non-Agency Floating Rate CMBS – 0.1%
DBWF Mortgage Trust Series 2018-GLKS, Class E 3.768% (LIBOR 1 Month + 3.02%), 12/19/2030(a)(m)		838	622,813
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 5.455% (LIBOR 1 Month + 4.75%), 05/15/2036(h)(m)		301	230,962

			853,775

Total Commercial Mortgage-Backed Securities (cost $19,648,595)			18,059,716

ASSET-BACKED SECURITIES – 1.3%
Other ABS - Fixed Rate – 0.7%
Consumer Loan Underlying Bond Certificate Issuer Trust I
Series 2018-4, Class PT 8.954%, 05/15/2043(h)		381	341,352
Series 2018-7, Class PT 8.572%, 06/15/2043(h)		448	391,571
Series 2018-12, Class PT 7.079%, 06/15/2043(h)		299	259,414
Series 2019-24, Class PT 9.66%, 08/15/2044(h)		469	393,018
Series 2019-36, Class PT 12.552%, 10/17/2044(h)		559	459,688
Series 2019-43, Class PT 6.274%, 11/15/2044(h)		425	374,364
Consumer Loan Underlying Bond Credit Trust
Series 2018-3, Class PT 8.71%, 03/16/2043(h)		87	77,024
Series 2019-HP1, Class C 4.70%, 12/15/2026(a)		1,000	717,263
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 09/15/2028(a)		1,350	1,128,487

56 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SoFi Consumer Loan Program LLC
Series 2016-1, Class R
Zero Coupon, 08/25/2025(b)(g)(h)	U.S.$	1,138	$185,152
Series 2017-3, Class R Zero Coupon, 05/25/2026(b)(g)(h)		10	266,462
Series 2017-5, Class R1 Zero Coupon, 09/25/2026(b)(g)(h)		12	279,297
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 02/25/2027(b)(g)(h)		16	562,752
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 05/25/2046(h)		779	744,667

			6,180,511

Home Equity Loans - Fixed Rate – 0.3%
CSAB Mortgage-Backed Trust Series 2006-2, Class A6A 5.72%, 09/25/2036		634	292,581
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/2035		820	801,570
GSAA Home Equity Trust
Series 2005-12, Class AF5 5.659%, 09/25/2035		990	752,585
Series 2006-10, Class AF3 5.985%, 06/25/2036		1,049	404,801
Series 2006-6, Class AF4 6.121%, 03/25/2036		1,465	577,740
Series 2006-6, Class AF5 6.241%, 03/25/2036		543	214,008

			3,043,285

Autos - Fixed Rate – 0.3%
CPS Auto Trust Series 2018-C, Class D 4.40%, 06/17/2024(a)		1,050	1,065,160
Exeter Automobile Receivables Trust Series 2019-2A, Class E 4.68%, 05/15/2026(a)		1,050	670,483
Flagship Credit Auto Trust Series 2019-4, Class E 4.11%, 03/15/2027(a)		770	701,942

			2,437,585

Home Equity Loans - Floating Rate – 0.0%
Lehman XS Trust Series 2007-6, Class 3A5 4.635%, 05/25/2037		97	90,544

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Total Asset-Backed Securities (cost $17,442,364)		$11,751,925

COMMON STOCKS – 0.9%
Financials – 0.3%
Consumer Finance – 0.0%
Paysafe Group Ltd.(b)(c)(f)(g)	3,960	– 0	–

Insurance – 0.3%
Mt. Logan Re Ltd. (Preference Shares)(b)(f)(g)(j)	2,953	2,883,345

		2,883,345

Energy – 0.2%
Energy Equipment & Services – 0.1%
Tervita Corp.(f)	397,910	981,132

Oil, Gas & Consumable Fuels – 0.1%
Berry Petroleum Corp.	133,464	321,648
CHC Group LLC(f)(j)	51,655	12,914
Golden Energy Offshore Services AS(c)(f)	916,212	176,255
K201640219 (South Africa) Ltd. A Shares(b)(c)(f)(g)	12,695,187	13
K201640219 (South Africa) Ltd. B Shares(b)(c)(f)(g)	2,009,762	2
Paragon Offshore Ltd. – Class A(b)(c)(f)	11,814	1,181
Paragon Offshore Ltd. – Class B(b)(c)(f)	17,721	203,792
Vantage Drilling International(c)(f)	17,501	137,820

		853,625

		1,834,757

Consumer Discretionary – 0.1%
Auto Components – 0.0%
ATD New Holdings, Inc.(b)(c)(f)	20,185	302,775
Exide Corp.(b)(c)(g)	248,194	– 0	–
Exide Technologies(b)(c)(f)(g)	755,907	1

		302,776

Automobiles – 0.1%
Liberty Tire Recycling LLC(b)(c)(f)(g)	7,822	654,172

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment Corp.(f)	25,004	169,027

		1,125,975

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Southeastern Grocers, Inc. Npv(b)(c)(f)(g)	38,084	856,890

Information Technology – 0.1%
Software – 0.1%
Avaya Holdings Corp.(f)	72,613	587,439

58 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

Monitronics International, Inc.(b)(c)(f)(g)		35,682	$255,519

			842,958

Communication Services – 0.1%
Media – 0.1%
Clear Channel Outdoor Holdings, Inc.(f)		47,504	30,402
iHeartMedia, Inc. – Class A(c)(f)		25,267	184,702

			215,104

Materials – 0.0%
Metals & Mining – 0.0%
BIS Industries Holdings Ltd.(b)(c)(f)(g)		838,296	1
Constellium SE(f)		40,866	212,912
Neenah Enterprises, Inc.(b)(c)(f)(g)		58,200	0

			212,913

Industrials – 0.0%
Building Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(b)(c)(f)(g)		3	– 0	–

Construction & Engineering – 0.0%
Willscot Corp.		18,809	190,535

Total Common Stocks (cost $24,130,430)			8,162,477

		Principal Amount (000)
COLLATERALIZED LOAN OBLIGATIONS – 0.9%
CLO - Floating Rate – 0.9%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 3.696% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(m)	U.S.$	2,358	1,863,113
Dryden CLO Ltd. Series 2018-57A, Class E 6.892% (LIBOR 3 Month + 5.20%), 05/15/2031(h)(m)		275	144,760
Series 2020-78A, Class C 3.632% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(m)		3,000	1,914,000
Series 2020-78A, Class D 4.682% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(m)		1,329	740,485
Dryden Senior Loan Fund Series 2017-49A, Class E 8.119% (LIBOR 3 Month + 6.30%), 07/18/2030(h)(m)		417	254,055

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Elevation CLO Ltd. Series 2020-11A, Class C 3.887% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(m)	U.S.$	648	$447,313
Series 2020-11A, Class D1 5.532% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(m)		1,006	607,477
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 4.901% (LIBOR 3 Month + 3.10%), 01/24/2033(a)(m)		1,701	1,056,664
OZLM Ltd. Series 2018-22A, Class D 7.136% (LIBOR 3 Month + 5.30%), 01/17/2031(h)(m)		349	190,451
Voya CLO Ltd. Series 2019-1A, Class DR 4.591% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(m)		1,050	766,126

Total Collateralized Loan Obligations (cost $12,130,097)			7,984,444

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.6%
United States – 0.6%
State of California Series 2010 7.60%, 11/01/2040		750	1,248,090
7.95%, 03/01/2036		1,915	1,922,584
State of Illinois Series 2010 7.35%, 07/01/2035		1,915	2,148,668
Tobacco Settlement Finance Authority Series 2007A 7.467%, 06/01/2047		410	396,802

Total Local Governments – US Municipal Bonds (cost $5,020,789)			5,716,144

QUASI-SOVEREIGNS – 0.6%
Quasi-Sovereign Bonds – 0.6%
Bahrain – 0.2%
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/2024(a)		469	412,720
8.375%, 11/07/2028(a)		1,346	1,176,909

			1,589,629

60 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Indonesia – 0.0%
Indonesia Asahan Aluminium Persero PT 5.71%, 11/15/2023(a)	U.S.$	224	$228,270

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 5.375%, 04/24/2030(a)		660	648,992

Mexico – 0.3%
Petroleos Mexicanos 5.95%, 01/28/2031(a)		1,565	1,079,850
6.49%, 01/23/2027(a)		507	373,912
6.50%, 01/23/2029		318	228,793
6.84%, 01/23/2030(a)		753	544,811
7.69%, 01/23/2050(a)		173	117,640

			2,345,006

United States – 0.0%
Citgo Holding, Inc. 9.25%, 08/01/2024(a)		478	394,509

Total Quasi-Sovereigns (cost $6,565,214)			5,206,406

		Shares
INVESTMENT COMPANIES – 0.5%
Funds and Investment Trusts – 0.5%
iShares JP Morgan USD Emerging Markets Bond ETF(v) (cost $5,351,457)		49,000	4,737,320

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.4%
United Arab Emirates – 0.4%
Emirate of Dubai Government International Bonds 7.75%, 10/05/2020(a) (cost $3,313,050)	U.S.$	3,310	3,357,581

		Shares
PREFERRED STOCKS – 0.3%
Financial Institutions – 0.3%
Banking – 0.2%
GMAC Capital Trust I Series 2 7.477%		16,325	334,826
Paysafe Holdings UK Ltd. 0.00%(b)(c)(f)(g)		1,240,545	955,220

			1,290,046

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%	U.S.$	45,050	$1,177,156

REITS – 0.0%
Hersha Hospitality Trust Series C 6.875%		15,950	115,398

			2,582,600

Utility – 0.0%
Electric – 0.0%
SCE Trust III Series H 5.75%		11,025	217,193

Total Preferred Stocks (cost $3,476,232)			2,799,793

INFLATION-LINKED SECURITIES – 0.3%
Colombia – 0.3%
Fideicomiso PA Concesion Ruta al Mar 6.75%, 02/15/2044(h)	COP	1,437,090	283,031
Fideicomiso PA Costera 6.25%, 01/15/2034(a)		1,230,800	303,761
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035(h)		6,642,880	1,782,555

Total Inflation-Linked Securities (cost $2,828,101)			2,369,347

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.0%
Argentina – 0.0%
Provincia de Buenos Aires/Government Bonds 33.929% (BADLAR + 3.83%), 05/31/2022(c)(m) (cost $1,660,869)	ARS	26,500	181,274

		Shares
WARRANTS – 0.0%
Amplify Energy Corp., expiring 04/21/2020(c)(f)		39,269	4
Avaya Holdings Corp., expiring 12/15/2022(f)		53,489	4,814
Encore Automotive Acceptance, expiring 07/05/2031(b)(c)(f)(g)		8	– 0	–
Flexpath Capital, Inc., expiring 04/15/2031(b)(c)(f)(g)		10,974	– 0	–

62 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

iHeartMedia, Inc., expiring 05/01/2039(c)(f)		278	$1,807
SandRidge Energy, Inc., A-CW22, expiring 10/03/2022(c)(f)		46,951	188
SandRidge Energy, Inc., B-CW22, expiring 10/03/2022(c)(f)		19,772	61
Willscot Corp., expiring 11/29/2022(b)(c)(f)(g)		29,123	127,104

Total Warrants (cost $645,006)			133,978

		Principal Amount (000)
WHOLE LOAN TRUSTS – 0.0%
Performing Asset – 0.0%
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/2020-09/30/2021(b)(c)(g) (cost $1,118,012)	U.S.$	1,118	112,600

		Shares
RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/2049(b)(f) (cost $0)		10,721	11,439

SHORT-TERM INVESTMENTS – 9.0%
Investment Companies – 7.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.53%(v)(w)(x) (cost $72,301,463)		72,301,463	72,301,463

		Principal Amount (000)
Governments – Treasuries – 0.7%
Egypt – 0.6%
Egypt Treasury Bills Series 273D Zero Coupon, 04/21/2020-07/28/2020	EGP	95,775	5,943,854

United Kingdom – 0.1%
Standard Chartered Bank Zero Coupon, 04/28/2020-08/04/2020(a)(b)	PKR	170,000	978,639

Total Governments – Treasuries (cost $6,910,325)			6,922,493

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

			Principal Amount (000)		U.S. $ Value

Time Deposits – 0.5%
BBH, Grand Cayman 0.35%, 04/01/2020		NZD	57		$33,750
0.63%, 04/01/2020		HKD	0	**	12
4.00%, 04/01/2020		ZAR	12		653
Citibank, London (0.65)%, 04/01/2020		EUR	2,196		2,421,567
0.03%, 04/01/2020		GBP	48		59,914
JPMorgan Chase, New York 0.15%, 04/01/2020	U.S.$		2,433		2,433,105

Total Time Deposits (cost $4,949,001)					4,949,001

Total Short-Term Investments (cost $84,160,789)					84,172,957

Total Investments – 100.1% (cost $1,096,966,828)					927,034,831
Other assets less liabilities – (0.1)%					(850,425)

Net Assets – 100.0%					$926,184,406

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	126	June 2020	$19,659,938	$1,266,398
U.S. Long Bond (CBT) Futures	35	June 2020	6,267,188	562,734
U.S. T-Note 10 Yr (CBT) Futures	117	June 2020	16,226,438	646,516

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	374	June 2020	46,884,406	(1,425,875)

				$1,049,773

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	95	USD	20	04/02/2020	$2,055
Bank of America, NA	USD	18	BRL	95	04/02/2020	9
Bank of America, NA	USD	55	INR	3,976	04/23/2020	(3,049)
Bank of America, NA	USD	40	IDR	564,801	05/05/2020	(5,370)
Bank of America, NA	KRW	157,124	USD	132	05/14/2020	3,362
Bank of America, NA	USD	19	KRW	21,903	05/14/2020	(543)

64 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	1,813	USD	25	05/20/2020	$2,006
Bank of America, NA	USD	13	RUB	947	05/20/2020	(526)
Bank of America, NA	USD	14	TWD	430	05/21/2020	(170)
Bank of America, NA	USD	8	TWD	246	05/21/2020	43
Bank of America, NA	CAD	2,121	USD	1,477	05/22/2020	(30,419)
Barclays Bank PLC	ZAR	27,220	USD	1,862	04/08/2020	341,682
Barclays Bank PLC	INR	1,721	USD	22	04/23/2020	(330)
Barclays Bank PLC	INR	644	USD	9	04/23/2020	117
Barclays Bank PLC	USD	30	INR	2,295	04/23/2020	(117)
Barclays Bank PLC	IDR	492,938	USD	33	05/05/2020	3,164
Barclays Bank PLC	IDR	256,408	USD	15	05/05/2020	(492)
Barclays Bank PLC	USD	8	IDR	111,378	05/05/2020	(1,153)
Barclays Bank PLC	USD	40	CLP	33,253	05/13/2020	(899)
Barclays Bank PLC	USD	42	KRW	50,080	05/14/2020	(788)
Barclays Bank PLC	USD	8	TWD	227	05/21/2020	(70)
Barclays Bank PLC	MYR	49	USD	11	08/13/2020	132
Barclays Bank PLC	USD	44	MYR	183	08/13/2020	(1,885)
Brown Brothers Harriman & Co.	ILS	109	USD	31	04/06/2020	750
Brown Brothers Harriman & Co.	USD	32	ILS	109	04/06/2020	(980)
Brown Brothers Harriman & Co.	EUR	117	USD	129	04/08/2020	342
Brown Brothers Harriman & Co.	EUR	161	USD	176	04/08/2020	(2,086)
Brown Brothers Harriman & Co.	USD	856	ZAR	13,024	04/08/2020	(128,043)
Brown Brothers Harriman & Co.	USD	47	EUR	43	04/08/2020	624
Brown Brothers Harriman & Co.	USD	57	EUR	51	04/08/2020	(863)
Brown Brothers Harriman & Co.	ZAR	4,144	USD	269	04/08/2020	37,032
Brown Brothers Harriman & Co.	JPY	21,878	USD	198	04/09/2020	(5,041)
Brown Brothers Harriman & Co.	USD	131	JPY	14,266	04/09/2020	1,785
Brown Brothers Harriman & Co.	USD	10	JPY	1,018	04/09/2020	(310)
Brown Brothers Harriman & Co.	CNH	667	USD	93	04/16/2020	(735)
Brown Brothers Harriman & Co.	CNH	640	USD	91	04/16/2020	567
Brown Brothers Harriman & Co.	USD	154	CNH	1,083	04/16/2020	(1,285)
Brown Brothers Harriman & Co.	USD	47	CNH	338	04/16/2020	84
Brown Brothers Harriman & Co.	MXN	3,511	USD	172	04/23/2020	24,202
Brown Brothers Harriman & Co.	MXN	1,475	USD	59	04/23/2020	(2,832)
Brown Brothers Harriman & Co.	USD	136	MXN	2,854	04/23/2020	(16,106)
Brown Brothers Harriman & Co.	USD	104	MXN	2,496	04/23/2020	914
Brown Brothers Harriman & Co.	NOK	1,115	USD	105	05/14/2020	(2,091)
Brown Brothers Harriman & Co.	NOK	252	USD	26	05/14/2020	2,012
Brown Brothers Harriman & Co.	USD	40	NOK	404	05/14/2020	(905)
Brown Brothers Harriman & Co.	USD	25	SEK	234	05/14/2020	(1,005)
Brown Brothers Harriman & Co.	USD	50	SEK	504	05/14/2020	678
Brown Brothers Harriman & Co.	USD	57	NOK	633	05/14/2020	3,856
Brown Brothers Harriman & Co.	GBP	57	USD	70	05/15/2020	(1,549)
Brown Brothers Harriman & Co.	GBP	11	USD	15	05/15/2020	611
Brown Brothers Harriman & Co.	USD	51	GBP	43	05/15/2020	2,031
Brown Brothers Harriman & Co.	PLN	224	USD	54	05/20/2020	(298)
Brown Brothers Harriman & Co.	PLN	191	USD	46	05/20/2020	118
Brown Brothers Harriman & Co.	USD	96	PLN	412	05/20/2020	3,207
Brown Brothers Harriman & Co.	SGD	146	USD	101	05/21/2020	(1,632)
Brown Brothers Harriman & Co.	USD	113	SGD	161	05/21/2020	278
Brown Brothers Harriman & Co.	CAD	26	USD	18	05/22/2020	(387)
Brown Brothers Harriman & Co.	USD	114	CAD	162	05/22/2020	1,590

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	TRY	63	USD	10	05/28/2020	$311
Brown Brothers Harriman & Co.	USD	13	TRY	87	05/28/2020	(348)
Brown Brothers Harriman & Co.	CHF	100	USD	106	05/29/2020	2,027
Brown Brothers Harriman & Co.	CHF	20	USD	21	05/29/2020	(148)
Brown Brothers Harriman & Co.	USD	34	CHF	33	05/29/2020	(572)
Brown Brothers Harriman & Co.	USD	51	CHF	50	05/29/2020	756
Brown Brothers Harriman & Co.	NZD	51	USD	30	06/04/2020	(378)
Brown Brothers Harriman & Co.	USD	52	NZD	88	06/04/2020	114
Brown Brothers Harriman & Co.	AUD	147	USD	89	06/11/2020	(1,552)
Citibank, NA	BRL	103,613	USD	23,609	04/02/2020	3,668,378
Citibank, NA	BRL	276	USD	53	04/02/2020	(27)
Citibank, NA	USD	19,931	BRL	103,613	04/02/2020	9,973
Citibank, NA	USD	63	BRL	276	04/02/2020	(9,780)
Citibank, NA	USD	3,351	EUR	3,039	04/08/2020	1,778
Citibank, NA	USD	2,846	EUR	2,550	04/08/2020	(33,071)
Citibank, NA	USD	5,304	IDR	75,901,089	05/05/2020	(668,029)
Citibank, NA	USD	19	COP	79,012	05/13/2020	28
Citibank, NA	USD	15	COP	61,534	05/13/2020	(71)
Citibank, NA	RUB	455,122	USD	6,262	05/20/2020	474,941
Citibank, NA	USD	80	RUB	5,809	05/20/2020	(6,062)
Credit Suisse International	USD	4,689	EUR	4,374	04/08/2020	135,442
Credit Suisse International	USD	1,754	EUR	1,590	04/08/2020	(548)
Deutsche Bank AG	BRL	103,610	USD	19,930	04/02/2020	(9,972)
Deutsche Bank AG	BRL	189	USD	38	04/02/2020	1,487
Deutsche Bank AG	USD	20,753	BRL	103,610	04/02/2020	(813,171)
Deutsche Bank AG	USD	36	BRL	189	04/02/2020	18
Deutsche Bank AG	BRL	103,610	USD	20,718	05/05/2020	822,947
Deutsche Bank AG	USD	38	BRL	189	05/05/2020	(1,505)
Deutsche Bank AG	USD	8	COP	33,453	05/13/2020	(57)
Goldman Sachs Bank USA	BRL	235	USD	45	04/02/2020	(23)
Goldman Sachs Bank USA	BRL	205	USD	44	04/02/2020	4,681
Goldman Sachs Bank USA	USD	49	BRL	235	04/02/2020	(3,296)
Goldman Sachs Bank USA	USD	39	BRL	205	04/02/2020	20
Goldman Sachs Bank USA	INR	5,792	USD	80	04/23/2020	3,783
Goldman Sachs Bank USA	INR	762	USD	10	04/23/2020	(146)
Goldman Sachs Bank USA	USD	92	INR	6,712	04/23/2020	(3,917)
Goldman Sachs Bank USA	USD	18	INR	1,384	04/23/2020	59
Goldman Sachs Bank USA	IDR	377,805	USD	23	05/05/2020	(245)
Goldman Sachs Bank USA	IDR	350,870	USD	23	05/05/2020	1,874
Goldman Sachs Bank USA	USD	37	IDR	609,234	05/05/2020	276
Goldman Sachs Bank USA	USD	41	IDR	637,873	05/05/2020	(2,192)
Goldman Sachs Bank USA	USD	8	BRL	39	05/05/2020	(80)
Goldman Sachs Bank USA	CLP	60,894	USD	72	05/13/2020	1,253
Goldman Sachs Bank USA	CLP	29,496	USD	34	05/13/2020	(458)
Goldman Sachs Bank USA	COP	136,533	USD	34	05/13/2020	948
Goldman Sachs Bank USA	USD	15	CLP	13,167	05/13/2020	6
Goldman Sachs Bank USA	USD	20	CLP	16,974	05/13/2020	(209)
Goldman Sachs Bank USA	USD	9	COP	38,016	05/13/2020	109
Goldman Sachs Bank USA	KRW	48,854	USD	40	05/14/2020	(264)
Goldman Sachs Bank USA	RUB	3,991	USD	54	05/20/2020	3,697
Goldman Sachs Bank USA	USD	21	RUB	1,623	05/20/2020	(813)
Goldman Sachs Bank USA	TWD	3,239	USD	109	05/21/2020	619

66 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	TWD	530	USD	18	05/21/2020	$(27)
Goldman Sachs Bank USA	USD	61	TWD	1,820	05/21/2020	(367)
Goldman Sachs Bank USA	USD	29	TWD	869	05/21/2020	181
Goldman Sachs Bank USA	MYR	133	USD	33	08/13/2020	1,620
HSBC Bank USA	EUR	1,305	USD	1,406	04/08/2020	(33,272)
HSBC Bank USA	CNH	289	USD	41	04/16/2020	618
HSBC Bank USA	USD	7,491	IDR	108,435,639	05/05/2020	(867,999)
HSBC Bank USA	TWD	1,732	USD	58	05/21/2020	424
JPMorgan Chase Bank, NA	BRL	394	USD	76	04/02/2020	(38)
JPMorgan Chase Bank, NA	BRL	403	USD	83	04/02/2020	5,369
JPMorgan Chase Bank, NA	USD	121	BRL	632	04/02/2020	95
JPMorgan Chase Bank, NA	USD	34	BRL	165	04/02/2020	(1,925)
JPMorgan Chase Bank, NA	EUR	2,897	USD	3,198	04/08/2020	2,700
JPMorgan Chase Bank, NA	EUR	1,300	USD	1,404	04/08/2020	(30,893)
JPMorgan Chase Bank, NA	JPY	210,288	USD	1,889	04/09/2020	(67,534)
JPMorgan Chase Bank, NA	INR	9,120	USD	125	04/23/2020	4,799
JPMorgan Chase Bank, NA	INR	1,087	USD	14	04/23/2020	(241)
JPMorgan Chase Bank, NA	USD	32	INR	2,287	04/23/2020	(1,979)
JPMorgan Chase Bank, NA	IDR	149,899	USD	10	05/05/2020	878
JPMorgan Chase Bank, NA	USD	764	IDR	11,547,007	05/05/2020	(58,510)
JPMorgan Chase Bank, NA	CLP	9,886	USD	12	05/13/2020	74
JPMorgan Chase Bank, NA	COP	51,446	USD	12	05/13/2020	(320)
JPMorgan Chase Bank, NA	KRW	25,398	USD	22	05/14/2020	642
JPMorgan Chase Bank, NA	KRW	17,845	USD	14	05/14/2020	(256)
JPMorgan Chase Bank, NA	USD	79	KRW	95,167	05/14/2020	(1,004)
JPMorgan Chase Bank, NA	USD	24	KRW	29,125	05/14/2020	102
JPMorgan Chase Bank, NA	GBP	2,799	USD	3,600	05/15/2020	120,237
JPMorgan Chase Bank, NA	TWD	466	USD	16	05/21/2020	(37)
JPMorgan Chase Bank, NA	USD	35	TWD	1,044	05/21/2020	(254)
JPMorgan Chase Bank, NA	USD	14	TWD	420	05/21/2020	140
Morgan Stanley Capital Services LLC	BRL	87	USD	19	04/02/2020	1,807
Morgan Stanley Capital Services LLC	USD	17	BRL	87	04/02/2020	8
Morgan Stanley Capital Services LLC	USD	5,446	EUR	4,879	04/08/2020	(64,294)
Morgan Stanley Capital Services LLC	INR	2,402	USD	33	04/23/2020	1,855
Morgan Stanley Capital Services LLC	MXN	40,891	USD	2,077	04/23/2020	359,621
Morgan Stanley Capital Services LLC	USD	72	INR	5,275	04/23/2020	(2,505)
Morgan Stanley Capital Services LLC	BRL	164	USD	32	05/05/2020	870
Morgan Stanley Capital Services LLC	IDR	1,023,361	USD	66	05/05/2020	3,020
Morgan Stanley Capital Services LLC	USD	11	IDR	158,180	05/05/2020	(1,335)
Morgan Stanley Capital Services LLC	COP	32,899,505	USD	8,305	05/13/2020	229,718
Morgan Stanley Capital Services LLC	USD	5	COP	20,700	05/13/2020	(145)

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	KRW	17,934	USD	15	05/14/2020	$401
Morgan Stanley Capital Services LLC	USD	20	RUB	1,508	05/20/2020	(1,132)
Royal Bank of Scotland PLC	BRL	34	USD	7	04/02/2020	(3)
Royal Bank of Scotland PLC	USD	8	BRL	34	04/02/2020	(1,157)
Royal Bank of Scotland PLC	USD	5,772	EUR	5,079	04/08/2020	(169,728)
Royal Bank of Scotland PLC	INR	9,310	USD	128	04/23/2020	5,520
Royal Bank of Scotland PLC	INR	691	USD	9	04/23/2020	(31)
Royal Bank of Scotland PLC	USD	56	INR	4,118	04/23/2020	(2,255)
Royal Bank of Scotland PLC	COP	54,897	USD	13	05/13/2020	(246)
Royal Bank of Scotland PLC	USD	31	COP	127,034	05/13/2020	(130)
Royal Bank of Scotland PLC	USD	8	CLP	6,475	05/13/2020	(35)
Royal Bank of Scotland PLC	KRW	40,241	USD	34	05/14/2020	1,002
Royal Bank of Scotland PLC	KRW	22,117	USD	18	05/14/2020	(585)
Royal Bank of Scotland PLC	USD	84	KRW	98,634	05/14/2020	(2,541)
Royal Bank of Scotland PLC	USD	9	KRW	11,259	05/14/2020	3
Royal Bank of Scotland PLC	USD	31	RUB	2,212	05/20/2020	(2,487)
Royal Bank of Scotland PLC	USD	35	RUB	2,791	05/20/2020	800
Royal Bank of Scotland PLC	TWD	423	USD	14	05/21/2020	(19)
Royal Bank of Scotland PLC	TWD	562	USD	19	05/21/2020	72
Royal Bank of Scotland PLC	USD	27	TWD	805	05/21/2020	162
Standard Chartered Bank	BRL	43	USD	8	04/02/2020	(4)
Standard Chartered Bank	USD	9	BRL	43	04/02/2020	(1,257)
Standard Chartered Bank	USD	1,684	ZAR	24,496	04/08/2020	(316,159)
Standard Chartered Bank	USD	9,373	JPY	1,017,850	04/09/2020	95,349
Standard Chartered Bank	USD	3,351	INR	240,984	04/23/2020	(187,052)
Standard Chartered Bank	IDR	320,649,482	USD	23,256	05/05/2020	3,670,456
Standard Chartered Bank	USD	40	IDR	586,237	05/05/2020	(4,343)
Standard Chartered Bank	USD	31	RUB	2,508	05/20/2020	1,050
UBS AG	EUR	40,961	USD	45,804	04/08/2020	620,678
UBS AG	EUR	1,086	USD	1,166	04/08/2020	(31,851)
UBS AG	USD	11	TWD	337	05/21/2020	(23)

						$7,076,181

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 28, 5 Year Index, 06/20/2022*	(5.00)%	Quarterly	6.42%	USD	12,740	$343,968	$(485,564)	$829,532
CDX-NAHY Series 29, 5 Year Index, 12/20/2022*	(5.00)	Quarterly	6.52	USD	38,570	1,347,242	(1,622,862)	2,970,104

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PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-NAHY Series 30, 5 Year Index, 06/20/2023*	(5.00	) %	Quarterly	6.34%	USD	16,815	$601,504	$(726,924)	$1,328,428
iTraxx Europe Crossover Series 27, 5 Year Index, 06/20/2022*	(5.00)		Quarterly	4.73	EUR	12,729	(102,782)	(939,362)	836,580
Sale Contracts
Brazilian Government International Bond, 4.250%, 01/07/2025, 06/20/2025*	1.00		Quarterly	2.61	USD	2,923	(227,927)	(236,117)	8,190
CDX-NAHY Series 28, 5 Year Index, 06/20/2022*	5.00		Quarterly	6.42	USD	5	(127)	194	(321)
CDX-NAHY Series 28, 5 Year Index, 06/20/2022*	5.00		Quarterly	6.42	USD	12,740	(343,968)	526,614	(870,582)
CDX-NAHY Series 29, 5 Year Index, 12/20/2022*	5.00		Quarterly	6.52	USD	38,570	(1,347,242)	1,643,034	(2,990,276)
CDX-NAHY Series 30, 5 Year Index, 06/20/2023*	5.00		Quarterly	6.34	USD	16,815	(601,504)	585,584	(1,187,088)
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00		Quarterly	6.37	USD	274,414	(13,969,029)	13,706,859	(27,675,888)
iTraxx Europe Crossover Series 27, 5 Year Index, 06/20/2022*	5.00		Quarterly	4.73	EUR	12,729	102,774	967,736	(864,962)
iTraxx Europe Crossover Series 32, 5 Year Index, 12/20/2024*	5.00		Quarterly	5.52	EUR	31,830	(647,602)	3,846,927	(4,494,529)

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Series 33, 5 Year Index, 06/20/2025*	5.00%	Quarterly	5.72%	EUR	17,665	$(551,883)	$(556,404)	$4,521
Republic of Turkey, 11.875%, 01/15/2030, 06/20/2025*	1.00	Quarterly	5.45	USD	3,007	(587,300)	(529,031)	(58,269)
South Africa Government International Bond, 5.875%, 09/16/2025, 06/20/2025*	1.00	Quarterly	4.12		2,376	(341,238)	(328,989)	(12,249)

						$(16,325,114)	$15,851,695	$(32,176,809)

*	Termination date

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citibank, NA
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	454	$(100,243)	$(50,690)	$(49,553)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	5,000	(1,948,139)	(773,046)	(1,175,093)
International Game Technology PLC, 4.750%, 02/15/2023, 06/20/2022*	5.00	Quarterly	10.34	EUR	310	(33,595)	15,638	(49,233)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	258	(56,966)	(28,460)	(28,506)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	364	(80,402)	(42,401)	(38,001)
Goldman Sachs Bank USA
United States Steel Corp., 6.650%, 06/01/2037, 12/20/2021*	5.00	Quarterly	11.07	USD	700	(67,590)	(19,456)	(48,134)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
Avis Budget Group, Inc., 5.250%, 03/15/2025, 12/20/2023*	5.00%	Quarterly	8.92%	USD	270	$(30,091)	$12,936	$(43,027)
Avis Budget Group, Inc., 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	8.92	USD	300	(33,434)	22,494	(55,928)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	5,000	(1,948,833)	(854,413)	(1,094,420)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	5,000	(1,948,139)	(815,859)	(1,132,280)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	13,500	(5,259,975)	(1,988,071)	(3,271,904)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	10,000	(3,896,278)	(1,474,626)	(2,421,652)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	2,071	(806,808)	(303,075)	(503,733)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	25.00	USD	2,929	(1,141,331)	(428,738)	(712,593)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	371	(81,948)	(31,128)	(50,820)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	530	(117,024)	(56,448)	(60,576)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	133	(29,366)	(14,268)	(15,098)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	2,158	(476,666)	(185,308)	(291,358)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	180	(39,759)	(16,030)	(23,729)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	360	(79,518)	(32,654)	(46,864)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	360	(79,518)	(35,335)	(44,183)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	719	(158,815)	(77,135)	(81,680)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,041	(229,853)	(111,615)	(118,238)

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	13.94%	USD	12,000	$(2,648,600)	$(1,369,798)	$(1,278,802)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	6,400	(1,412,587)	(765,955)	(646,632)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,188	(262,310)	(124,012)	(138,298)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	1,272	(280,858)	(138,272)	(142,586)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	13.94	USD	10,000	(2,183,000)	(110,011)	(2,072,989)

						$(25,431,646)	$(9,795,736)	$(15,635,910)

*	Termination date

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International iBoxx EUR Contingent Convertible Liquid Developed Market AT1	3 Month EURIBOR	Quarterly	EUR	10,508	12/20/2020	$1,751,932

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at March 31, 2020
Barclays Capital, Inc.†	514	USD	(1.00	)%*	—	$513,664
Barclays Capital, Inc.†	240	USD	(0.75	)%*	—	239,465
Barclays Capital, Inc.†	252	USD	(0.25	)%*	—	252,467
Credit Suisse Securities (USA) LLC†	629	EUR	(1.25	)%*	—	686,577

						$1,692,173

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2020.

*	Interest payment due from counterparty.

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PORTFOLIO OF INVESTMENTS (continued)

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days		31-90 Days		Greater than 90 Days		Total
Corporates – Non-Investment Grade	$1,692,173	$	– 0 –	$	– 0 –	$	– 0 –	$1,692,173

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $396,370,803 or 42.8% of net assets.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Illiquid security.

(d)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2020.

(e)	Defaulted matured security.

(f)	Non-income producing security.

(g)	Fair valued by the Adviser.

(h)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.26% of net assets as of March 31, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-12, Class PT 7.079%, 06/15/2043	06/26/2018	$299,552	$259,414	0.03%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-4, Class PT 8.954%, 05/15/2043	05/11/2018	382,694	341,352	0.04%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-7, Class PT 8.572%, 06/15/2043	04/25/2018	449,027	391,571	0.04%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-24, Class PT 9.66%, 08/15/2044	06/27/2019	457,014	393,018	0.04%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-36, Class PT 12.552%, 10/17/2044	09/04/2019	553,137	459,688	0.05%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 6.274%, 11/15/2044	10/09/2019	421,273	374,364	0.04%
Consumer Loan Underlying Bond Credit Trust Series 2018-3, Class PT 8.71%, 03/16/2043	03/07/2018	87,813	77,024	0.01%

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 73

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Digicel Group One Ltd. 8.25%, 12/30/2022	01/14/2019	$276,156	$104,928	0.01%
Dryden CLO Ltd. Series 2018-57A, Class E 6.892%, 05/15/2031	01/26/2018	275,000	144,760	0.02%
Dryden Senior Loan Fund Series 2017-49A, Class E 8.119%, 07/18/2030	05/23/2017	413,401	254,055	0.03%
Exide Technologies(Exchange Priority) 11.00%, 10/31/2024	06/28/2019	3,526,996	1,469,111	0.16%
Exide Technologies(First Lien) 11.00%, 10/31/2024	04/30/2015	1,026,812	422,336	0.05%
Fideicomiso PA Concesion Ruta al Mar 6.75%, 02/15/2044	12/14/2017	476,428	283,031	0.03%
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035	03/04/2016	1,957,809	1,782,555	0.19%
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 6.447%, 10/25/2025	09/18/2015	1,288,854	1,030,423	0.11%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	01/31/2017	1,060,181	2,681	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	01/31/2017	427,059	374	0.00%
Liberty Tire Recycling LLC 9.50%, 01/15/2023	12/15/2018	642,788	546,370	0.06%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	05/15/2013	2,295,760	– 0 –	0.00%
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 5.455%, 05/15/2036	04/24/2019	301,000	230,962	0.02%
OZLM Ltd. Series 2018-22A, Class D 7.136%, 01/17/2031	01/31/2018	349,085	190,451	0.02%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025	07/28/2017	365,582	185,152	0.02%
SoFi Consumer Loan Program LLC Series 2017-3, Class R Zero Coupon, 05/25/2026	05/11/2017	1,107,300	266,462	0.03%
SoFi Consumer Loan Program LLC Series 2017-5, Class R1 Zero Coupon, 09/25/2026	09/18/2017	1,313,468	279,297	0.03%
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 02/25/2027	02/01/2018	1,569,021	562,752	0.06%

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PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 05/25/2046	05/04/2016	$778,672	$744,667	0.08%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	292,000	286,899	0.03%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019	1,415,593	18,514	0.00%
Venezuela Government International Bond 9.25%, 05/07/2028	04/10/2014	247,835	27,000	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	1/23/14 – 2/27/14	2,401,854	74,252	0.01%
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	6/09/14	477,418	105,011	0.01%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	1/29/14 – 6/09/14	838,865	31,263	0.00%
WF-RBS Commercial Mortgage Trust Series 2014-C25, Class D 3.803%, 11/15/2047	07/16/2015	1,569,210	1,427,468	0.15%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.127%, 11/25/2025	02/26/2018	499,675	447,946	0.05%

(i)	Convertible security.

(j)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CHC Group LLC	03/10/2017	$3,697,478	$12,914	0.00%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/2020	03/10/2017	2,971,577	589,642	0.06%
Mt. Logan Re Ltd. (Preference Shares)	12/30/2014	2,953,000	2,883,345	0.31%

(k)	Defaulted.

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(m)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2020.

(n)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(o)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(p)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(q)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open exchange-traded derivatives.

(r)	IO – Interest Only.

(s)	Inverse interest only security.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 75

PORTFOLIO OF INVESTMENTS (continued)

(t)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(u)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2020.

(v)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(w)	The rate shown represents the 7-day yield as of period end.

(x)	Affiliated investments.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PKR – Pakistan Rupee

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BADLAR – Argentina Deposit Rates Badlar Private Banks

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

H15T – U.S. Treasury Yield Curve Rate T Note Constant Maturity

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

76 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

March 31, 2020

Assets
Investments in securities, at value Unaffiliated issuers (cost $1,024,665,365)	$854,733,368
Affiliated issuers (cost $72,301,463)	72,301,463
Cash	699
Cash collateral due from broker	20,020,109
Foreign currencies, at value (cost $4,228,406)	3,893,862
Unaffiliated dividends and interest receivable	12,744,795
Unrealized appreciation on forward currency exchange contracts	10,699,047
Unrealized appreciation on total return swaps	1,751,932
Receivable for investment securities sold	197,294
Affiliated dividends receivable	129,275
Receivable for terminated total return swaps	19,027

Total assets	976,490,871

Liabilities
Market value of credit default swaps (net premiums received $9,795,736)	25,431,646
Payable for investment securities purchased	7,571,542
Cash collateral received from broker	6,639,865
Unrealized depreciation on forward currency exchange contracts	3,622,866
Payable for terminated total return swaps	2,446,406
Payable for reverse repurchase agreements	1,692,173
Payable for variation margin on centrally cleared swaps	1,197,285
Advisory fee payable	803,376
Payable for variation margin on futures	98,237
Administrative fee payable	23,358
Accrued expenses and other liabilities	779,711

Total liabilities	50,306,465

Net Assets	$926,184,406

Composition of Net Assets
Capital stock, at par	$862,297
Additional paid-in capital	1,185,259,592
Accumulated loss	(259,937,483)

$926,184,406

Net Asset Value Per Share—100 million shares of capital stock authorized, $0.01 par value (based on 86,229,677 shares outstanding)	$10.74

See notes to financial statements.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 77

STATEMENT OF OPERATIONS

Year Ended March 31, 2020

Investment Income
Interest (net of foreign taxes withheld of $342,527)	$66,414,318
Dividends
Affiliated issuers	1,640,404
Unaffiliated issuers	1,320,081	$69,374,803

Expenses
Advisory fee (see Note B)	10,129,946
Custodian	391,456
Audit and tax	192,508
Printing	164,603
Administrative	88,954
Registration fees	83,966
Legal	54,888
Transfer agency	36,392
Directors’ fees	24,062
Miscellaneous	91,062

Total expenses before interest expense	11,257,837
Interest expense	77,914

Total expenses	11,335,751
Less: expenses waived and reimbursed by the Adviser (see Note B)	(88,868)

Net expenses		11,246,883

Net investment income		58,127,920

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(7,514,884	)(a)
Forward currency exchange contracts		276,489
Futures		9,564,739
Options written		1,229,492
Swaps		301,767
Swaptions written		92,568
Foreign currency transactions		(10,047,713)
Net change in unrealized appreciation/depreciation on:
Investments		(136,004,349	)(b)
Forward currency exchange contracts		5,966,150
Futures		166,055
Options written		(382,246)
Swaps		(43,928,356)
Foreign currency denominated assets and liabilities		(483,425)

Net loss on investment and foreign currency transactions		(180,763,713)

Contributions from Affiliates (see Note B)		6,296

Net Decrease in Net Assets from Operations		$(122,629,497)

(a)	Net of foreign capital gains taxes of $189,580.

(b)	Net of increase in accrued foreign capital gains taxes of $153,189.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2020	Year Ended March 31, 2019
Increase (Decrease) in Net Assets from Operations
Net investment income	$58,127,920	$64,511,495
Net realized loss on investment and foreign currency transactions	(6,097,542)	(3,305,822)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(174,666,171)	(41,079,235)
Contributions from Affiliates (see Note B)	6,296	12,130

Net increase (decrease) in net assets from operations	(122,629,497)	20,138,568
Distributions to Shareholders	(64,694,299)	(64,534,426)
Return of Capital	(3,461,637)	(7,795,027)

Total decrease	(190,785,433)	(52,190,885)
Net Assets
Beginning of period	1,116,969,839	1,169,160,724

End of period	$926,184,406	$1,116,969,839

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

March 31, 2020

NOTE A

Significant Accounting Policies

AllianceBernstein Global High Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term

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securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in

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NOTES TO FINANCIAL STATEMENTS (continued)

pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price

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NOTES TO FINANCIAL STATEMENTS (continued)

transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2020:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$295,534,265		$2,724,178	#	$298,258,443
Governments – Treasuries		– 0	–	103,684,397		– 0	–	103,684,397
Corporates – Investment Grade		– 0	–	101,655,729		– 0	–	101,655,729
Collateralized Mortgage Obligations		– 0	–	91,028,253		– 0	–	91,028,253
Emerging Markets – Sovereigns		– 0	–	82,577,589		– 0	–	82,577,589
Bank Loans		– 0	–	34,017,075		17,168,828		51,185,903
Emerging Markets – Corporate Bonds		– 0	–	23,345,744		18,514		23,364,258
Emerging Markets – Treasuries		– 0	–	20,522,858		– 0	–	20,522,858
Commercial Mortgage-Backed Securities		– 0	–	18,059,716		– 0 –		18,059,716
Asset-Backed Securities		– 0	–	10,458,262		1,293,663		11,751,925
Common Stocks		3,121,841		12,914		5,027,722	#	8,162,477
Collateralized Loan Obligations		– 0	–	7,984,444		– 0	–	7,984,444
Local Governments – US Municipal Bonds		– 0	–	5,716,144		– 0	–	5,716,144
Quasi-Sovereigns		– 0	–	5,206,406		– 0	–	5,206,406
Investment Companies		4,737,320		– 0	–	– 0	–	4,737,320
Governments – Sovereign Bonds		– 0	–	3,357,581		– 0	–	3,357,581
Preferred Stocks		1,844,573		– 0	–	955,220		2,799,793
Inflation-Linked Securities		– 0	–	2,369,347		– 0	–	2,369,347
Local Governments – Regional Bonds		– 0	–	181,274		– 0	–	181,274
Warrants		6,874		– 0	–	127,104	#	133,978
Whole Loan Trusts		– 0	–	– 0	–	112,600		112,600
Rights		– 0	–	– 0	–	11,439		11,439
Short-Term Investments:
Investment Companies		72,301,463		– 0	–	– 0	–	72,301,463
Governments – Treasuries		– 0	–	5,943,854		978,639		6,922,493
Time Deposits		– 0	–	4,949,001		– 0	–	4,949,001

Total Investments in Securities		82,012,071		816,604,853		28,417,907		927,034,831
Other Financial Instruments*:
Assets
Futures		2,475,648		– 0	–	– 0	–	2,475,648	†
Forward Currency Exchange Contracts		– 0	–	10,699,047		– 0	–	10,699,047
Centrally Cleared Credit Default Swaps		– 0	–	2,395,488		– 0	–	2,395,488	†
Total Return Swaps		– 0	–	1,751,932		– 0	–	1,751,932
Liabilities
Futures		(1,425,875)		– 0	–	– 0	–	(1,425,875	)†
Forward Currency Exchange Contracts		– 0	–	(3,622,866)		– 0	–	(3,622,866)
Centrally Cleared Credit Default Swaps		– 0	–	(18,720,602)		– 0	–	(18,720,602	)†

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Investments in Securities	Level 1			Level 2		Level 3			Total
Credit Default Swaps	$	– 0	–	$(25,431,646)		$	– 0	–	$(25,431,646)
Reverse Repurchase Agreements		(1,692,173)		– 0	–		– 0	–	(1,692,173)

Total		$81,369,671		$783,676,206			$28,417,907		$893,463,784

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates- Non-Investment Grade#		Bank Loans		Emerging Markets - Corporate Bonds		Commercial Mortgage- Backed Securities
Balance as of 3/31/19	$8,481,759		$8,609,096		$242,649			$20,910,085
Accrued discounts/(premiums)	94,708		41,625		(155,962)			980
Realized gain (loss)	(2,653,006)		7,091		– 0	–		105,115
Change in unrealized appreciation/depreciation	3,300,728		(1,868,910)		191,730			(87,130)
Purchases/Payups	4,909,710		10,111,617		1,571,555			– 0	–
Sales/Paydowns	(11,202,987)		(547,166)		(1,624,599)			(2,098,324)
Transfers into Level 3	– 0	–	5,271,248		– 0	–		– 0	–
Transfers out of Level 3	(206,734)		(4,455,773)		(206,859)			(18,830,726)

Balance as of 3/31/20	$2,724,178		$17,168,828		$18,514		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 3/31/20**	$(2,817,712)		$(1,868,910)		$(1,397,079)		$	– 0	–

	Asset- Backed Securities		Common Stocks#		Collateralized Loan Obligations		Preferred Stocks
Balance as of 3/31/19	$12,614,983		$8,413,720		$980,782			$1,134,441
Accrued discounts/(premiums)	586		– 0	–	– 0	–		– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

	Asset- Backed Securities		Common Stocks#		Collateralized Loan Obligations			Preferred Stocks
Realized gain (loss)	$628,748		$418			$–0	–	$24,861
Change in unrealized appreciation/depreciation	(1,242,641)		(1,312,065)			–0	–	(285,325)
Purchases/Payups	1		1,429,978			–0	–	135,830
Sales/Paydowns	(1,861,283)		(3,504,329)			–0	–	(54,587)
Transfers into Level 3	– 0	–	– 0	–		–0	–	– 0	–
Transfers out of Level 3	(8,846,731)		– 0	–		(980,782)		– 0	–

Balance as of 3/31/20	$1,293,663		$5,027,722		$	– 0	–	$955,220

Net change in unrealized appreciation/depreciation from investments held as of 3/31/20**	$(1,339,957)		$(3,268,867)		$	– 0	–	$(285,325)

	Warrants#		Whole Loan Trusts		Rights			Short-Term Investments: Governments- Treasuries
Balance as of 3/31/19	$60,161		$339,307			$7,698		$ – 0	–
Accrued discounts/(premiums)	– 0	–	– 0	–		– 0	–	20,067
Realized gain (loss)	– 0	–	– 0	–		– 0	–	– 0	–
Change in unrealized appreciation/depreciation	66,943		(168,100)			3,741		(93,873)
Purchases	– 0	–	– 0	–		– 0	–	1,052,445
Sales	– 0	–	(58,607)			– 0	–	– 0	–
Transfers into Level 3	– 0	–	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–	– 0	–

Balance as of 3/31/20	$127,104		$112,600			$11,439		$978,639

Net change in unrealized appreciation/depreciation from investments held as of 3/31/20**	$69,150		$(168,100)			$3,741		$(93,873)

	Total
Balance as of 3/31/19	$61,794,681
Accrued discounts/(premiums)	2,004
Realized gain (loss)	(1,886,773)
Change in unrealized appreciation/depreciation	(1,494,902)

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NOTES TO FINANCIAL STATEMENTS (continued)

Total
Purchases/Payups	$19,211,136
Sales/Paydowns	(20,951,882)
Transfers into Level 3	5,271,248
Transfers out of Level 3	(33,527,605)

Balance as of 3/31/20	$28,417,907 +

Net change in unrealized appreciation/depreciation from investments held as of 3/31/20**	$(11,166,932)

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

**	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+

Amounts of $206,734, $4,455,773, $206,859, $18,830,726, $8,846,731 and $980,782 for Corporates–Non-Investment Grade, Bank Loans, Emerging Markets–Corporate Bonds, Commercial Mortgage-Backed Securities, Asset-Backed Securities and Collateralized Loan Obligations, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at March 31, 2020. Securities priced (i) by third party vendors or (ii) by brokers are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 3/31/2020			Valuation Technique	Unobservable Input	Input
Corporates—Non-Investment Grade		$1,469,111		Yield Analysis	Discount Assumption	39%
		$422,336		Yield Analysis	Discount Assumption	45%
		$546,370		Market Approach	Discount Assumption	15%
		$286,361		Recovery Analysis	Collateral Value	$85.10
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

		$2,724,178

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NOTES TO FINANCIAL STATEMENTS (continued)

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 3/31/2020			Valuation Technique	Unobservable Input	Input
Common Stocks		$2,883,345		Market Approach	NAV Equivalent	$976.41
		$654,172		Market Approach	EBITDA* Projection	$53.0mm
					EBITDA* Multiples	6.4X
		$125,550		Market Approach	10% Haircut to Last Traded Price	$7.02
		$1		Qualitative Assessment		$0.00
		$1		Qualitative Assessment		$0.00
	$	– 0	–	Market Approach	EBITDA* Projection	$530mm
					EBITDA* Multiples	10.1X
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

		$3,663,069

Preferred Stocks		$955,220		Market Approach	EBITDA* Projection	$530mm
					EBITDA* Multiples	10.1X
Warrants.		$127,104		Option Pricing Model	Exercise Price	$4.36
Whole Loan Trusts		$112,600		Recovery Analysis	Cumulative Loss	35%

*	Earnings Before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Collateral Value, NAV Equivalent, Last Traded Price, Exercise Price, EBITDA projections and EBITDA Multiple in isolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Cumulative Loss, Par Reduction in Price, and Discount Assumption in isolation would be expected to result in a significant lower (higher) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated

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NOTES TO FINANCIAL STATEMENTS (continued)

into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from

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NOTES TO FINANCIAL STATEMENTS (continued)

those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

Pursuant to the administration agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser, provided, however, that the reimbursement may not exceed .15% annualized of average weekly net assets. For the year ended March 31, 2020, the reimbursement for such services amounted to $88,954.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended March 31, 2020, there was no such reimbursement paid to ABIS.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended March 31, 2020, such waiver amounted to $88,868.

A summary of the Fund’s transactions in AB mutual funds for the year ended March 31, 2020 is as follows:

Fund	Market Value 3/31/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$52,078	$375,348	$355,125	$72,301	$1,640

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During the year ended March 31, 2020 and the year ended March 31, 2019, the Adviser reimbursed the Fund $6,296 and $12,130, respectively, for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2020, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$321,795,188	$374,909,964
U.S. government securities	4,644,300	26,445,079

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The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,095,699,545

Gross unrealized appreciation	$89,129,210
Gross unrealized depreciation	(253,472,021)

Net unrealized depreciation	$(164,342,811)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended March 31, 2020, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which

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they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended March 31, 2020, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

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The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional

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amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended March 31, 2020, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended March 31, 2020, the Fund held written options for hedging and non-hedging purposes.

During the year ended March 31, 2020, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the year ended March 31, 2020, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/

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depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to

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generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended March 31, 2020, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

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Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended March 31, 2020, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended March 31, 2020, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments

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based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended March 31, 2020, the Fund held variance swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the year ended March 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$2,475,648	*	Receivable/Payable for variation margin on futures	$1,425,875	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	10,699,047		Unrealized depreciation on forward currency exchange contracts	3,622,866

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	5,977,355	*	Receivable/Payable for variation margin on centrally cleared swaps	38,154,164	*

Credit contracts				Market value of credit default swaps	25,431,646

Credit contracts	Unrealized appreciation on total return swaps	1,751,932

Total		$20,903,982			$68,634,551

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(170,996)	$64,160

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	9,564,739	166,055

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	$(166,046)	$	– 0	–

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	92,568		– 0	–

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	276,489		5,966,150

Foreign currency contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(302,057)		178,173

Foreign currency contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	1,227,343		(335,783)

Foreign currency contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(765,996)		117,748

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	1,101,865		(44,110,264)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$136,894	$	– 0	–

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(55,804)		80,417

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	2,149		(46,463)

Total		$10,941,148		$(37,919,807)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended March 31, 2020:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$87,069,238
Average notional amount of sale contracts	$314,893,766

Centrally Cleared Interest Rate Swaps
Average notional amount	$20,035,303	(a)

Credit Default Swaps:
Average notional amount of sale contracts	$83,424,285

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$202,866,147
Average principal amount of sale contracts	$328,439,299

Futures:
Average notional amount of buy contracts	$115,737,631
Average notional amount of sale contracts	$50,708,695

Total Return Swaps:
Average notional amount	$31,771,725

Variance Swaps:
Average notional amount	$182,075	(b)

Options Written:
Average notional amount	$53,988,980	(c)

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Purchased Options:
Average notional amount	$31,097,489	(a)

Swaptions Written:
Average notional amount	$10,775,423	(b)

Purchased Swaptions:
Average notional amount	$33,450,000	(d)

(a)	Positions were open for two months during the reporting period.

(b)	Positions were open for one month during the reporting period.

(c)	Positions were open for eight months during the reporting period.

(d)	Positions were open for three months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA.	$7,475	$(7,475)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	345,095	(5,734)			– 0	–		– 0	–		339,361
Brown Brothers Harriman & Co.	83,889	(83,889)			– 0	–		– 0	–		– 0	–
Citibank, NA.	4,155,098	(817,283)			(3,209,865)			– 0	–		127,950
Credit Suisse International	135,442	(135,442)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	824,452	(824,452)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International HSBC Bank USA	1,771,058 1,042	(1,771,058 (1,042	) )		– 0 – 0	– –		– 0 – 0	– –		– 0 – 0	– –
JPMorgan Chase Bank, NA/ JPMorgan Securities, LLC	135,036	(135,036)			– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC.	597,300	(597,300)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	7,559	(7,559)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	3,766,855	(508,815)			(3,258,040)			– 0	–		– 0	–
UBS AG	620,678	(31,874)			– 0	–		– 0	–		588,804

Total	$12,450,979	$(4,926,959)			$(6,467,905)		$	– 0	–		$1,056,115	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA.	$40,077	$(7,475)	$	– 0	–	$	– 0	–	$32,602
Barclays Bank PLC	5,734	(5,734)		– 0	–		– 0	–	– 0	–
Brown Brothers Harriman & Co.	169,146	(83,889)		– 0	–		– 0	–	85,257
Citibank, NA.	817,283	(817,283)		– 0	–		– 0	–	– 0	–
Credit Suisse International	1,982,282	(135,442)		– 0	–		(1,846,840)		– 0	–
Deutsche Bank AG	962,073	(824,452)		– 0	–		– 0	–	137,621
Goldman Sachs Bank USA / Goldman Sachs International	16,436,983	(1,771,058)		– 0	–		(14,665,925)		– 0	–
HSBC Bank USA	901,271	(1,042)		– 0	–		(807,486)		92,743
JPMorgan Chase Bank, NA/ JPMorgan Securities, LLC	4,224,178	(135,036)		– 0	–		(4,089,142)		– 0	–
Morgan Stanley Capital Services LLC.	2,795,579	(597,300)		– 0	–		(2,198,279)		– 0	–
Royal Bank of Scotland PLC.	179,217	(7,559)		– 0	–		– 0	–	171,658
Standard Chartered Bank	508,815	(508,815)		– 0	–		– 0	–	– 0	–
UBS AG	31,874	(31,874)		– 0	–		– 0	–	– 0	–

Total	$29,054,512	$(4,926,959)	$	– 0	–		$(23,607,672)		$519,881	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note C.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended March 31, 2020, the average amount of reverse repurchase agreements outstanding was $6,494,162 and the daily weighted average interest rate was (0.11)%. During the period, the Fund received net interest payments from counterparties. At March 31, 2020, the Fund had reverse repurchase agreements outstanding in the amount of $1,692,173 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of March 31, 2020:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$1,005,596	$(1,005,596)	$	– 0	–
Credit Suisse Securities (USA) LLC	686,577	(637,608)		48,969

	$1,692,173	$(1,643,204)		$48,969

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive

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NOTES TO FINANCIAL STATEMENTS (continued)

payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of March 31, 2020, the Fund had no unfunded loan commitments outstanding.

As of March 31, 2020, the Fund had no bridge loan commitments outstanding.

During the year ended March 31, 2020, the Fund received no commitment fees or additional funding fees.

NOTE D

Capital Stock

During the year ended March 31, 2020 and the year ended March 31, 2019, the Fund issued no shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability

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NOTES TO FINANCIAL STATEMENTS (continued)

at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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NOTES TO FINANCIAL STATEMENTS (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market

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is declining. The risks of leverage also include potentially a higher volatility of the NAV of the common stock, potentially more volatility in the market value of the common stock and the relatively greater effect on the NAV of the common stock caused by the favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of common stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may result in a form of leverage.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Risk—The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered

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NOTES TO FINANCIAL STATEMENTS (continued)

Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$64,694,299	$64,534,426

Total taxable distributions paid	64,694,299	64,534,426
Return of capital	3,461,637	7,795,027

Total distributions paid	$68,155,936	$72,329,453

As of March 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital losses	$(39,053,688	)(a)
Other losses	(46,445,176	)(b)
Unrealized appreciation/(depreciation)	(165,090,859	)(c)

Total accumulated earnings/(deficit)	$(250,589,723	)(d)

(a)	As of March 31, 2020, the Fund had a net capital loss carryforward of $38,956,772. As of March 31, 2020, the cumulative deferred loss on straddles was $96,916.

(b)	As of March 31, 2020, the fund had a qualified late-year ordinary loss deferral of $46,445,176.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, the tax deferral of losses on wash sales, the tax treatment of partnership investments, the tax treatment of Grantor Trusts, and the tax treatment of callable bonds.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2020, the Fund had a net short-term capital loss carryforward of $13,602,240 and a net long-term capital loss carryforward of $25,354,532, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser, prior year post-financial statement adjustments, and the tax treatment of callable bonds resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund has adopted ASU 2017-08, which did not have a material impact on the Fund’s financial position or the results of its operations, and had no impact on the Fund’s net assets.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Year Ended March 31,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$12.95	$13.56	$13.87	$12.64	$14.01

Income From Investment Operations

Net investment income(a)	.67	.75	.83	.82	.89

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.09)	(.52)	(.30)	1.36	(1.15)

Contributions from Affiliates	.00	(b)	.00	(b)	– 0	–	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	(1.42)	.23	.53	2.18	(.26)

Less: Dividends and Distributions

Dividends from net investment income	(.75)	(.75)	(.83)	(.95)	(1.11)

Return of capital	(.04)	(.09)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.79)	(.84)	(.84)	(.95)	(1.11)

Net asset value, end of period	$ 10.74	$ 12.95	$ 13.56	$ 13.87	$ 12.64

Market value, end of period	$ 9.26	$ 11.59	$ 11.89	$ 12.58	$ 11.66

(Discount), end of period	(13.78)%	(10.50)%	(12.32)%	(9.30)%	(7.75)%

Total Return

Total investment return based on:(c)

Market value	(14.43)%	4.91%	.95%	16.47%	2.20%

Net asset value	(11.18)%	2.78%	4.42%	18.46%	(.59)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$926,184	$1,116,970	$1,169,161	$1,195,920	$1,090,255

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e) †	1.00%	1.04%	1.05%	1.04%	1.01%

Expenses, before waivers/reimbursements(d)(e) †	1.01%	1.05%	1.05%	1.04%	1.01%

Net investment income	5.16%	5.72%	5.99%	6.14%	6.81%

Portfolio turnover rate	32%	40%	34%	48%	42%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.00%	.00%	.00%

See footnote summary on page 114.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, Total investment return based on net asset value will be higher than total investment return based on market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense:

	Year Ended March 31,
	2020	2019	2018	2017	2016
Net of waivers/reimbursements	.99%	.99%	.99%	.99%	.98%
Before waivers/reimbursements	1.00%	1.00%	.99%	.99%	.98%

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended March 31, 2020 and March 31, 2019, such waiver amounted to 0.01% and 0.01%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Global High Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

May 28, 2020

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2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended March 31, 2020. For corporate shareholders, 1.64% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 57.78% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends. For individual shareholders, the Fund designates 1.12% of dividends paid as qualified dividend income.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

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ADDITIONAL INFORMATION

(unaudited)

AllianceBernstein Global High Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund, unless they elect to receive cash. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)

If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)

If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

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ADDITIONAL INFORMATION (continued)

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170 College Point, TX 77842-3170.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Jeanette Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President Shamaila Khan(2), Vice President Douglas J. Peebles(2),* Vice President Matthew S. Sheridan(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Administrator

AllianceBernstein, L.P.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY 40233-5000

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Global High Income Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. Distenfeld, Peebles, Sheridan and Ms. Khan, members of the Global High Income Investment Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

*	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Global High Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 9, 2020, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 60 (2009)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 78 (2005)	Private Investor since prior to 2015. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and Chairman of the Independent Directors Committee of such AB Funds since February 2014.	90	Xilinx, Inc. (programmable logic semi-conductors) since 2007

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

Jorge A. Bermudez,## 69 (2020)	Private investor since prior to 2015. Former Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	90	Moody’s Corporation since April 2011

Michael J. Downey,## 76 (2005)	Private Investor since prior to 2015. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2015 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 72 (2006)	Private Investor since prior to 2015. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	90	None

Jeanette Loeb,## 67 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as a Director of the AB Funds since April 2020.	90	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 64 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 68 (2008)	Private Investor since prior to 2015. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He is also a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council Governing Council. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	90	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR

Earl D. Weiner,## 80 (2007)	Senior Counsel since 2017, Of Counsel from 2007 to 2016, and Partner prior to then, of the law firm Sullivan & Cromwell LLP. He is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	90	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which lead to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, 60	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld, 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also co-Head of Fixed-Income.

Shamaila Khan, 49	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2015. She is also Director of Emerging Market Debt.

Matthew Sheridan, 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Douglas J. Peebles,^ 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015. He is also Chief Investment Officer of Fixed-Income.

Emilie D. Wrapp, 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2015.

Michael B. Reyes, 43	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo, 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Stephen M. Woetzel, 48	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2015.

Vincent S. Noto 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

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Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held on November 4-6, 2019 (the “Meeting”).*

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the underlying fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the Administrator to provide administrative services to the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory

*

Following transactions completed on November 13, 2019 that may have been deemed to have been an “assignment” causing termination of the Fund’s investment advisory and administration agreements, new investment advisory and administration agreements, having the same terms as the prior ones, were entered into by the Fund and the Adviser/Administrator.

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Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors noted that the Adviser receives reimbursements for certain clerical, accounting, administrative and other services provided to the Fund by the Adviser pursuant to the Administration Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2017 and 2018 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory

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contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2019. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the management fee rate payable by the Fund (the combined advisory fee payable to the Adviser and administration fee payable to the Administrator) and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. They compared the combined advisory and administration fees payable by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual total management fee rate (the combined advisory fee payable to the Adviser plus the administration fee payable to the Administrator) with a peer group median. The directors noted that the total management fee rate was expressed as a percentage of net assets and would have been lower if expressed as a percentage of average total assets (i.e., net assets plus assets supported by leverage).

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The directors also compared the Fund’s contractual advisory fee rate with the fee rate charged by the Adviser for advising an open-end high income fund that also invested globally, and noted historical differences in their fee structures.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to a peer group selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio1

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 12, 2019, Total Return Bond Portfolio was named Intermediate Bond Portfolio; prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GHI-0151-0320

ITEM 2.     CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global High Income Fund	2019	$154,767	$8,000	$42,213
	2020	$154,767	$4,000	$27,197

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global High Income Fund	2019	$527,481	$50,213
			$(8,000)
			$(42,213)
	2020	$936,733	$31,197
			$(4,000)
			$(27,197)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Jorge A. Bermudez Michael J. Downey Nancy P. Jacklin Carol C. McMullen	Garry L. Moody Marshall C. Turner, Jr. Earl D. Weiner

ITEM 6.     INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	INTRODUCTION

•

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

•

We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

•

This Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

•	We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2.	RESEARCH UNDERPINS DECISION MAKING

•

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

•

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

RESEARCH SERVICES

•

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services Inc. (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or the Committee.

ENGAGEMENT

•

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers in who’s managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3.	PROXY VOTING GUIDELINES

•

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

•

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

3.1	BOARD AND DIRECTOR PROPOSALS

Board Diversity (SHP)	CASE-BY-CASE

•

Board diversity is increasingly an important topic. In a number of European countries, legislation requires a quota of female directors. Other European countries have a comply-or-explain policy. We believe boards should develop, as a part of their refreshment and refreshment process, a framework for identifying diverse candidates. We believe diversity is broader than gender and should also take into consideration factors such as business experience, background, ethnicity, tenure and nationality. We evaluate these proposals on a case-by-case basis while examining a board’s current diversity profile and approach, and if there are other general governance concerns.

Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

•

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

Changes in Board Structure and Amending the Articles of Incorporation	FOR

•

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

•	We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

Classified Boards	AGAINST

•

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

Director Liability and Indemnification	CASE-BY-CASE

•

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

•

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

Disclose CEO Succession Plan (SHP)	FOR

•

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

Election of Directors	FOR

•

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company,. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

•	In addition:

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

We may consider the number of boards on which a director sits and/or their length of service on a particular board.

We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We may vote against directors for poor compensation, audit or governance practices including the lack of a formal key committee.

We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

•	We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

Independent Lead Director (SHP)	FOR

•

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

Limit Term of Directorship (SHP)	CASE-BY-CASE

•	These proposals seek to limit the term during which a director may serve on a board to a set number of years.

•

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

Majority of Independent[1] Directors (SHP)	FOR

•

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

Majority of Independent Directors on Key Committees (SHP)	FOR

•

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit[2], nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation, corporate governance codes, and controlled company status.

Majority Votes for Directors (SHP)	FOR

•

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

•

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

Removal of Directors Without Cause (SHP)	FOR

•

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

•

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

Require Independent Board Chairman (SHP)	CASE-BY-CASE

•

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

3.2	COMPENSATION PROPOSALS

Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

•

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

[1]

For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

•

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

•	Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.

Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

•

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

•

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

Approve Remuneration for Directors and Auditors	CASE-BY-CASE

•

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

•

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

•

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

•

The United States Securities and Exchange Commissions (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

Executive and Employee Compensation Plans, Policies and Reports	CASE-BY-CASE

•

Compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

Compensation costs should be managed in the same way as any other expense;

Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

•

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control.

•

Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

•	In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

•

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

Limit Executive Pay (SHP)	CASE-BY-CASE

•

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

Mandatory Holding Periods (SHP)	AGAINST

•

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

•

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

•	We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

Recovery of Performance-Based Compensation (SHP)	FOR

•

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

•

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

•

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

•

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

•

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3	CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

Amend Exclusive Forum Bylaw (SHP)	AGAINST

•

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

Amend Net Operating Loss (“NOL”) Rights Plans	FOR

•

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

Authorize Share Repurchase	FOR

•

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Blank Check Preferred Stock	AGAINST

•

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

•	We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

•

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

Elimination of Preemptive Rights	CASE-BY-CASE

•

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

Expensing Stock Options (SHP)	FOR

•

US generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS—international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

Fair Price Provisions	CASE-BY-CASE

•

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

•

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

•

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

Increase Authorized Common Stock	CASE-BY-CASE

•

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”—must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

•

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

Issuance of Equity Without Preemptive Rights	FOR

•

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

Multi Class Equity Structures	CASE-BY-CASE

•

The one share, one vote principle—stating that voting power should be proportional to an investor’s economic ownership—is generally preferred in order to hold the board accountable to shareholders. Multi-class structures, however, may be beneficial, for a period of time, allowing management to focus on longer-term value creation, which benefits all shareholders. In these instances, we evaluate proposals of share issuances to perpetuate the structure on a case-by-case basis and expect the company to attach provisions that will either eliminate or phase out existing multi-class vote structures when appropriate and in a cost-effective manner (often referred to as “Sunset Provisions), or require periodic shareholder reauthorization. We expect Board’s to routinely review existing multi-class vote structures and share their current view. If the above criteria is not met, we may vote against the board.

Net Long Position Requirement	FOR

•

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

Reincorporation	CASE-BY-CASE

•

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

•

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

•

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

Stock Splits	FOR

•

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

•

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

•

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

Transferrable Stock Options	CASE-BY-CASE

•	In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

•

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4	AUDITOR PROPOSALS

Appointment of Auditors	FOR

•	We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

•

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Approval of Financial Statements	FOR

•

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

Approval of Internal Statutory Auditors	FOR

•

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

•

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

•

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

Separating Auditors and Consultants (SHP)	CASE-BY-CASE

•

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.

•

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

•

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5	SHAREHOLDER ACCESS AND VOTING PROPOSALS

A Shareholder’s Right to Call Special Meetings (SHP)	FOR

•

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage, often 10% of the outstanding shares.

•

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 5% or more of the outstanding voting equity of the company.

Adopt Cumulative Voting (SHP)	CASE-BY-CASE

•

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

•

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

•	Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

•

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

Early Disclosure of Voting Results (SHP)	AGAINST

•

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

•

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

•

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

Permit a Shareholder’s Right to Act by Written Consent (SHP)	FOR

•

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

Proxy Access for Annual Meetings (SHP) (Management)	FOR

•

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

•

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

•	We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

•

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

•	Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

•	A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

Shareholder Proponent Engagement Process (SHP)	FOR

•

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

Supermajority Vote Requirements	AGAINST

•

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

•

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

3.6	ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

Animal Welfare (SHP)	CASE-BY-CASE

•	These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain

•

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Climate Change (SHP)	FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Charitable Contributions (SHP) (MGMT)	CASE-BY-CASE

•	Proposals relating to charitable contributions may be sponsored by either management or shareholders.

•	Management proposals may ask to approve the amount for charitable contributions.

•

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Environmental Proposals (SHP)	CASE-BY-CASE

•

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

•

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

•	These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

•

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Health Proposals (SHP)	CASE-BY-CASE

•

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

•

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Human Rights Policies and Reports (SHP)	CASE-BY-CASE

•

These proposals may include reporting requests on human rights risk assessment, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

•

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

•

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

•

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

Lobbying and Political Spending (SHP)	FOR

•

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

Other Business	AGAINST

•

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

Reimbursement of Shareholder Expenses (SHP)	AGAINST

•

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

Sustainability Report (SHP)	FOR

•

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

Work Place: Diversity (SHP)	FOR

•

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

•	We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender ID.

Work Place: Gender Pay Equity(SHP)	FOR

•

A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earningsand may include, statistics and rationale pertaining to changes in the size of the gap, recommended actions, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

•

The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

4.	CONFLICTS OF INTEREST

4.1	INTRODUCTION

•

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

•

AllianceBernstein L.P. (“AB””) recognizes that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict.

4.2	ADHERENCE TO STATED PROXY VOTING POLICIES

•

Votes generally are cast in accordance with this policy[3]. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Committee will receive a report of all such votes so as to confirm adherence of the policy.

4.3	DISCLOSURE OF CONFLICTS

•

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision-making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

4.4	POTENTIAL CONFLICTS LIST

•

No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:

Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

Publicly-traded companies that distribute AB mutual funds;

Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

Publicly-traded affiliated companies;

Companies where an employee of AB or AXA Financial, Inc., a parent company of AB, has identified an interest;

Any other conflict of which a Committee member becomes aware4.

•

We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 4.5 below. We document all instances when the independent compliance officer determines our vote.

[3]

From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

[4]	The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

4.5	DETERMINE EXISTENCE OF CONFLICT OF INTEREST

•	When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy and our client’s position on the proposal, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position, and is also consistent with the views of ISS, no further review is necessary.

If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer (“ICO”). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AB to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

4.6	REVIEW OF THIRD PARTY RESEARCH SERVICE CONFLICTS OF INTEREST

•

We consider the research of ISS, so the Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

4.7	CONFIDENTIAL VOTING

•

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; and (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website the quarter after the vote has been cast.

•

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

•

On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.

•

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8	A NOTE REGARDING AB’S STRUCTURE

•

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

•

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5.	VOTING TRANSPARENCY

•

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

6.	RECORDKEEPING

•

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

6.1	PROXY VOTING AND GOVERNANCE POLICY

•	The Proxy Voting and Governance Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AB website (https://www.abglobal.com).

6.2	PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

•

For US Securities[5], AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3	RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

•	Records of votes cast by AB are retained electronically by our proxy voting agent, ISS.

6.4	RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

•

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.5	DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

•

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.

7.	PROXY VOTING PROCEDURES

7.1	VOTE ADMINISTRATION

•	In an effort to increase the efficiency of voting proxies, AB uses ISS to act as its voting agent for our clients’ holdings globally.

•

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS’s web platform, ProxyExchange. Using ProxyExchange, the Proxy Manager submits our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS’s Taft-Hartley Voting Policy.

•	If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

7.2	SHARE BLOCKING

•

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

•	We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. H

However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

[5]	US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

7.3	LOANED SECURITIES

•

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

PROXY VOTING AND GOVERNANCE COMMITTEE MEMBERS	EXHIBIT

•

The members of the Committee establish general proxy policies for AB and consider specific proxy voting matters as necessary. Members include senior investment personnel and representatives of the Legal and Compliance Department and the Operations Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President, Chief Administrative Officer-Equities, and Head of Responsible Investment. If you have questions or desire additional information about this Policy, please contact the Proxy Team at: ProxyTeam@ABGlobal.com.

PROXY VOTING AND GOVERNANCE COMMITTEE

Vincent DuPont, SVP—Equities

Linda Giuliano, SVP—Equities

Saskia Kort-Chick, VP—Equities

Telmo Martins, VP – Compliance

Rajeev Eyunni, SVP – Equities

James MacGregor, SVP—Equities

Mark Manley, SVP—Legal

Ryan Oden, AVP—Equities

Neil Ruffell, VP—Operations

PROXY VOTING GUIDELINE SUMMARY	EXHIBIT

Shareholder Proposal		For	Against	Case-by- Case
Board and Director Proposals
+	Board Diversity			+
+	Establish New Board Committees and Elect Board Members with Specific Expertise			+
	Changes in Board Structure and Amending the Articles of Incorporation	+
	Classified Boards		+
	Director Liability and Indemnification			+
+	Disclose CEO Succession Plan	+
	Election of Directors	+
	Controlled Company Exemption			+
	Voting for Director Nominees in a Contested Election			+
+	Independent Lead Director	+
+	Limit Term of Directorship			+
+	Majority of Independent Directors	+
+	Majority of Independent Directors on Key Committees	+
+	Majority Votes for Directors	+
+	Removal of Directors Without Cause	+
+	Require Independent Board Chairman			+
+	Require Two Candidates for Each Board Seat		+

Compensation Proposals
+	Elimination of Single Trigger Change-in-Control Agreements	+
+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+
+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+
+	Advisory Vote to Ratify Directors’ Compensation	+
+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+
	Approve Remuneration for Directors and Auditors			+
	Approve Remuneration Reports			+
	Approve Retirement Bonuses for Directors (Japan and South Korea)			+
	Approve Special Payments to Continuing Directors and Auditors (Japan)			+
+	Disclose Executive and Director Pay			+
+	Exclude Pension Income from Performance-Based Compensation	+
	Executive and Employee Compensation Plans			+
+	Limit Dividend Payments to Executives		+
+	Limit Executive Pay			+
+	Mandatory Holding Periods		+
+	Performance-Based Stock Option Plans			+
+	Prohibit Relocation Benefits to Senior Executives		+

Shareholder Proposal		For	Against	Case-by- Case
+	Recovery of Performance-Based Compensation	+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+
+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+

Capital Changes and Anti-Take Over Proposals
+	Amend Exclusive Forum Bylaw		+
	Amend Net Operating Loss (“NOL”) Rights Plans	+
	Authorize Share Repurchase	+
	Blank Check Preferred Stock		+
	Corporate Restructurings, Merger Proposals and Spin-Offs			+
	Elimination of Preemptive Rights			+
+	Expensing Stock Options	+
	Fair Price Provisions			+
	Increase Authorized Common Stock			+
	Issuance of Equity without Preemptive Rights	+
	Issuance of Stock with Unequal Voting Rights			+
	Net Long Position Requirement	+
	Reincorporation			+
+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+
	Stock Splits	+
+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+
	Transferrable Stock Options			+

Auditor Proposals
	Appointment of Auditors	+
	Approval of Financial Statements	+
	Approval of Internal Statutory Auditors	+
+	Limit Compensation Consultant Services		+
	Limitation of Liability of External Statutory Auditors (Japan)			+
+	Separating Auditors and Consultants			+

Shareholder Access & Voting Proposals
+	A Shareholder’s Right to Call Special Meetings	+
+	Adopt Cumulative Voting			+
+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+
+	Early Disclosure of Voting Results		+
+	Implement Confidential Voting	+
	Limiting a Shareholder’s Right to Call Special Meetings		+
+	Permit a Shareholder’s Right to Act by Written Consent	+
+	Proxy Access for Annual Meetings	+
	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+

Shareholder Proposal		For	Against	Case-by- Case
+	Rotation of Locale for Annual Meeting		+
+	Shareholder Proponent Engagement Process	+
	Supermajority Vote Requirements		+

Environmental & Social, Disclosure Proposals
+	Animal Welfare			+
+	Climate Change			+
+	Carbon Accounting	+
+	Carbon Risk	+
+	Charitable Contributions			+
+	Environmental Proposals			+
+	Genetically Altered or Engineered Food and Pesticides			+
+	Health Proposals			+
+	Pharmaceutical Pricing (US)			+
+	Human Rights Policies and Reports			+
+	Include Sustainability as a Performance Measure (SHP)			+
+	Lobbying and Political Spending	+
+	Other Business		+
+	Reimbursement of Shareholder Expenses		+
+	Sustainability Report			+
+	Work Place: Diversity	+
+	Work Place: Pay Disparity			+

PROXY VOTING CONFLICT OF INTEREST FORM	EXHIBIT

Name of Security	Date of Shareholder Meeting

Short Description of the conflict (client, mutual fund distributor, etc.):

1. Is our proposed vote on all issues consistent with our stated proxy voting policy?	☐ Yes ☐ No

If yes, stop here and sign below as no further review is necessary.

2. Is our proposed vote contrary to our client’s position?	☐ Yes ☐ No

If yes, stop here and sign below as no further review is necessary.

3. Is our proposed vote consistent with the views of Institutional Shareholder Services?	☐ Yes ☐ No

If yes, stop here and sign below as no further review is necessary.

•	Please attach a memo containing the following information and documentation supporting the proxy voting decision:

A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, compensation)

A description of any substantive contact with any interested outside party and a proxy voting and governance committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

AB Conflicts Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Print Name:
AB Conflicts Officer	Date:
Date:

•	Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT     EXHIBIT

PRINCIPLES FOR RESPONSIBLE INVESTMENT, ESG AND SOCIALLY RESPONSIBLE INVESTMENT

Introduction

•

AllianceBernstein L.P. (“AB” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AB has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

•

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

•

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AB may accept such guideline restrictions upon client request.

Approach to ESG

•

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

Commitment to the PRI

•

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

•

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

•

In signing the PRI, AB as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

•	The six Principles are:

1.    We will incorporate ESG issues into investment research and decision-making processes.

AB Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2.    We will be active owners and incorporate ESG issues into our ownership policies and practices.

AB Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3.    We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AB Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4.    We will promote acceptance and implementation of the Principles within the investment industry.

AB Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5.    We will work together to enhance our effectiveness in implementing the Principles.

AB Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6.    We will report on our activities and progress towards implementing the Principles.

AB Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

RI Committee    Our firm’s RI Committee provides AB stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AB personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

•	If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)    (1) The management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income: Emerging Markets Investment Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Douglas J. Peebles; since prior to 2013; Senior Vice President of the Adviser	Senior Vice President of the Adviser*, with which he has been associated since prior to 2013. He is also Chief Investment Officer of AB Fixed-Income.

Matthew S. Sheridan; since prior to 2013; Vice President of the Adviser	Senior Vice President of the Adviser* with which he has been associated since prior to 2013.

*	The Adviser, ABI and ABIS are affiliates of the Fund.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2020.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Douglas J. Peebles	28	$13,798,000,000	None	None
Matthew S. Sheridan	36	$19,288,000,000	None	None

POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-based Fees
Douglas J. Peebles	68	$9,891,000,000	None	None
Matthew S. Sheridan	81	$56,334,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts with Performance-based Fees
Douglas J. Peebles	70	$23,562,000,000	1	$1,274,000,000
Matthew S. Sheridan	42	$17,325,000,000	1	$1,274,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading.

The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.

The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities.

The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

Asset-Based and Performance-Based Compensation:

With respect to the Select US Equity and Select US Long/Short, Mr. Feuerman and members of the investment team he leads (the “Investment Team”) were hired by the Adviser in 2011. At that time, the Adviser entered into an employment agreement with Mr. Feuerman under which a compensation pool for Mr. Feuerman and members of the Investment Team is created based on specified percentages of the fees (both asset-based and performance-based fees) received by the Adviser from the accounts managed by the Investment Team. Performance fees are not assessed on the Fund or the assets of the Fund. In general, a larger percentage of the fees received by the Adviser is allocated to the compensation pool with respect to assets that were managed by Mr. Feuerman at his prior employer and that followed Mr. Feuerman to the Adviser than with respect to assets, such as the Fund, that were obtained or created after Mr. Feuerman joined the Adviser. The compensation pool is allocated among the members of the Investment Team based on the recommendations of Mr. Feuerman subject to approval by the Adviser’s Compensation Committee. This compensation represents a portion of the overall compensation received by members of the Investment Team.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2020 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Douglas J. Peebles	$440,000 - $463,600
Matthew S. Sheridan	None

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.     CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.     DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant did not engage in securities lending during its most recent fiscal year.

ITEM 13.     EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 29, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 29, 2020